                                                                     EXHIBIT 4.5



                      CALPINE CANADA ENERGY FINANCE II ULC


                                       and


                        WILMINGTON TRUST COMPANY, Trustee




                                    Indenture

                          Dated as of October __, 2001






                                 Debt Securities

                      Fully and Unconditionally Guaranteed
                             by Calpine Corporation

                                TABLE OF CONTENTS


                                                                                                            PAGE
                                                                                                            ----
                                                     ARTICLE I
                                    DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1         Definitions...........................................................................   1
SECTION 1.2         Other Definitions.....................................................................   7
SECTION 1.3         Incorporation by Reference of TIA.....................................................   7
SECTION 1.4         Rules of Construction.................................................................   7

                                                    ARTICLE II
                                                  THE SECURITIES

SECTION 2.1         Securities Issuable in Series............................................................8
SECTION 2.2         Form and Dating.........................................................................10
SECTION 2.3         Execution and Authentication............................................................11
SECTION 2.4         Registrar and Paying Agent..............................................................12
SECTION 2.5         Paying Agent To Hold Money in Trust.....................................................12
SECTION 2.6         Securityholder Lists....................................................................12
SECTION 2.7         Transfer and Exchange...................................................................13
SECTION 2.8         Replacement Securities..................................................................16
SECTION 2.9         Outstanding Securities..................................................................16
SECTION 2.10        Determination of Holders' Action........................................................17
SECTION 2.11        Temporary Securities....................................................................17
SECTION 2.12        Cancellation............................................................................17
SECTION 2.13        Defaulted Interest......................................................................17
SECTION 2.14        Interest Act (Canada)...................................................................18
SECTION 2.15        Securities Act Legend...................................................................18

                                                    ARTICLE III
                                                     COVENANTS

SECTION 3.1         Payment of Securities...................................................................19
SECTION 3.2         Maintenance of Office or Agency.........................................................19
SECTION 3.3         Limitation on Sale/Leaseback Transactions...............................................19
SECTION 3.4         Limitation on Liens.....................................................................19
SECTION 3.5         Compliance Certificate..................................................................21
SECTION 3.6         Further Instruments and Acts............................................................21
SECTION 3.7         Waiver of Certain Covenants.............................................................21
SECTION 3.8         Additional Amounts......................................................................21

                                                    ARTICLE IV
                                       CONSOLIDATION, MERGER, SALE AND LEASE

SECTION 4.1         Merger and Consolidation of Company.....................................................22
SECTION 4.2         Successor Substituted...................................................................22
SECTION 4.3         Assignment by the Company to the Guarantor
                      or its Significant Subsidiaries.......................................................23

                                                     ARTICLE V
                                               DEFAULTS AND REMEDIES

SECTION 5.1         Events of Default.......................................................................23
SECTION 5.2         Acceleration............................................................................25
SECTION 5.3         Other Remedies..........................................................................25
SECTION 5.4         Waiver of Past Defaults.................................................................25
SECTION 5.5         Control by Majority.....................................................................25
SECTION 5.6         Limitation on Suits.....................................................................26
SECTION 5.7         Rights of Holders To Receive Payment....................................................26

SECTION 5.8         Collection Suit by Trustee..............................................................26
SECTION 5.9         Trustee May File Proofs of Claim........................................................26
SECTION 5.10        Priorities..............................................................................27
SECTION 5.11        Undertaking for Costs...................................................................27
SECTION 5.12        Waiver of Stay or Extension Laws........................................................27

                                                    ARTICLE VI
                                                      TRUSTEE

SECTION 6.1         Duties of Trustee.......................................................................27
SECTION 6.2         Rights of Trustee.......................................................................28
SECTION 6.3         Individual Rights of Trustee............................................................29
SECTION 6.4         Trustee's Disclaimer....................................................................29
SECTION 6.5         Notice of Defaults......................................................................29
SECTION 6.6         Reports by Trustee to Holders...........................................................29
SECTION 6.7         Compensation and Indemnity..............................................................29
SECTION 6.8         Replacement of Trustee..................................................................30
SECTION 6.9         Successor Trustee by Merger, etc........................................................31
SECTION 6.10        Eligibility; Disqualification; Conflicting Interests....................................32
SECTION 6.11        Preferential Collection of Claims Against Company.......................................32

                                                    ARTICLE VII
                                      SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 7.1         Discharge of Liability on Securities....................................................32
SECTION 7.2         Termination of Company's Obligations....................................................32
SECTION 7.3         Defeasance and Discharge of Indenture...................................................33
SECTION 7.4         Defeasance of Certain Obligations.......................................................34
SECTION 7.5         Application of Trust Money..............................................................35
SECTION 7.6         Repayment to Company....................................................................36
SECTION 7.7         Reinstatement...........................................................................36
SECTION 7.8         Deposited Money and U.S. Government Obligations to be Held in Trust:....................
                    Miscellaneous Provisions................................................................36

                                                   ARTICLE VIII
                                            AMENDMENTS AND SUPPLEMENTS

SECTION 8.1         Without Consent of Holders..............................................................36
SECTION 8.2         With Consent of Holders.................................................................37
SECTION 8.3         Compliance with Trust Indenture Act.....................................................38
SECTION 8.4         Revocation and Effect of Consents.......................................................38
SECTION 8.5         Notation on or Exchange of Securities...................................................38
SECTION 8.6         Trustee To Sign Amendments..............................................................38
SECTION 8.7         Fixing of Record Dates..................................................................38

                                                    ARTICLE IX
                                                    REDEMPTION

SECTION 9.1         Applicability of Article................................................................39
SECTION 9.2         Election to Redeem; Notice to Trustee...................................................39
SECTION 9.3         Selection by Trustee of Securities to be Redeemed.......................................39
SECTION 9.4         Notice of Redemption....................................................................39
SECTION 9.5         Deposit of Redemption Price.............................................................40
SECTION 9.6         Securities Redeemed in Part.............................................................40

                                                     ARTICLE X
                                                   MISCELLANEOUS

SECTION 10.1        Trust Indenture Act Controls............................................................40

SECTION 10.2        Notices.................................................................................41
SECTION 10.3        Communication by Holders with Other Holders.............................................41
SECTION 10.4        Certificate and Opinion as to Conditions Precedent......................................41
SECTION 10.5        Statements Required in Certificate or Opinion...........................................41
SECTION 10.6        Rules by Trustee and Agents.............................................................42
SECTION 10.7        Legal Holidays..........................................................................42
SECTION 10.8        Successors; No Recourse Against Others..................................................42
SECTION 10.9        Duplicate Originals.....................................................................42
SECTION 10.10       Other Provisions........................................................................42
SECTION 10.11       Governing Law...........................................................................42
SECTION 10.12       Jurisdiction............................................................................42
SECTION 10.13       Judgment Currency.......................................................................43

SIGNATURES

EXHIBIT A -- Form of Security..............................................................................A-1
EXHIBIT B -- Forms of Certificate of Beneficial Ownership..................................................B-1
EXHIBIT C -- Forms of Certificate to be Delivered in Connection with
                  Transfers Pursuant to Regulation S.......................................................C-1
EXHIBIT D -- Form of Guarantee Agreement...................................................................D-1

      INDENTURE, dated as of October __, 2001, between Calpine Canada Energy II Finance ULC, an unlimited liability company organized under the laws of Nova Scotia, Canada (the "Company"), and Wilmington Trust Company, a Delaware banking corporation (the "Trustee").

      WHEREAS, the Company desires to issue debt securities in one or more series from time to time hereunder in an unlimited aggregate principal amount;

      WHEREAS, Calpine Corporation, the parent corporation of the Company, has agreed to fully and unconditionally guarantee the debt securities issued by the Company hereunder; and

      WHEREAS, the Trustee desires to act as Trustee with respect to such securities;

      NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of such securities or of series thereof:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1 Definitions.

      "Affiliate" of any specified Person means any other Person, directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agent" means, with respect to any Series of Securities, any Registrar, Paying Agent, authenticating agent, co-registrar or additional paying agent appointed pursuant to this Indenture with respect to such Series.

      "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the weighted average rate of interest borne by the Securities outstanding hereunder (calculated, in the event of the issuance of any original lease discount Securities, based on the imputed interest rate with respect thereto)), compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

      "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of (A) the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or scheduled redemption or similar payment with respect to such Indebtedness or Preferred Stock multiplied by (B) the amount of such payment by (ii) the sum of all such payments.

      "Board of Directors" means the Board of Directors of the Company or any authorized committee thereof.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" means each day which is not a Legal Holiday.

      "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation or any and all equivalent ownership interests in a Person (other than a corporation).

      "Capitalized Lease Obligations" of any Person means the rental obligations under any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; the Stated Maturity of any such lease shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Common Stock" means the Common Stock, par value $.001 per share, of the Guarantor.

      "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the terms and conditions of this Indenture and thereafter means the successor.

      "Consolidated Current Liabilities," as of the date of determination, means the aggregate amount of consolidated liabilities of the Company and its consolidated Restricted Subsidiaries which may properly be classified as current liabilities (including taxes accrued as estimated), after eliminating (i) all inter-company items between the Company and its Subsidiaries and (ii) all current maturities of long-term Indebtedness, all as determined in accordance with GAAP.

      "Consolidated Net Tangible Assets" means, as of any date of determination, as applied to the Company, the total amount of Consolidated assets (less accumulated depreciation or amortization, allowances for doubtful receivables, other applicable reserves and other properly deductible items) under GAAP which would appear on a Consolidated balance sheet of the Company and its Subsidiaries, determined in accordance with GAAP, and after giving effect to purchase accounting and after deducting therefrom, to the extent otherwise included, the amounts of: (i) Consolidated Current Liabilities; (ii) minority interests in consolidated Restricted Subsidiaries held by Persons other than the Company or a Restricted Subsidiary; (iii) excess of cost over fair value of assets of businesses acquired, as determined in good faith by the Board of Directors; (iv) any revaluation or other write-up in value of assets subsequent to December 31, 1993 as a result of a change in the method of valuation in accordance with GAAP; (v) unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items; (vi) treasury stock; and (vii) any cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of Capital Stock to the extent such obligation is not reflected in Consolidated Current Liabilities.

      "Consolidation" means, with respect to any Person, the consolidation of accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and such subsidiaries are consolidated in accordance with GAAP. The term "Consolidated" shall have a correlative meaning.

      "Clearstream" means Clearstream Banking, S.A., formerly Cedelbank.

      "Common Depository" means a common depositary of Securities, and its successors and assigns, on behalf of Euroclear and Clearsteam, each in its capacity as a Depository, and shall initially be Kredietbank S.A.
Luxembourgeoise.

      "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

      "Defaulted Interest" means any interest on any Security which is payable, but is not punctually paid or duly provided for on any Interest Payment Date, such Defaulted Interest to accrue (except as otherwise provided in accordance with Section 2.1) at the same rate per annum as interest accrued or accreted, as the case may be, on the Business Day immediately preceding such Interest Payment Date.

      "Depository" means, as to Securities denominated in United States dollars, The Depository Trust Company, its nominees, and their respective successors; and as to Securities denominated other than in United States dollars, Euroclear and Clearstream, their respective nominees, and the respective successors of each of the foregoing, in each case until a successor Depository or Depositories shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder.

      "Directors' Certificate" means a certificate signed by two members of the Board of Directors.

      "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exchange Securities" means the Securities to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to a Registration Rights Agreement with respect to a specified Series of Initial Securities.

      "GAAP" means generally accepted accounting principles in the United States of America as in effect and, to the extent optional, adopted by the Company, on the date of the Indenture, consistently applied.

      "Guarantee" means, as applied to any obligation, contingent or otherwise, of any Person, (i) a guarantee, direct or indirect, in any manner, of any part or all of such obligation (other than by endorsement of negotiable instruments for collection in the ordinary course of business) and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to insure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including the payment of amounts drawn down under letters of credit. With respect to the Guarantor, "Guarantee" shall include the guarantee by the Guarantor of the Securities pursuant to the Guarantee Agreement.

      "Guarantee Agreement" means the guarantee agreement made by the Guarantor and accepted and agreed to by the Trustee, in substantially the form annexed hereto as Exhibit D, as the same may be amended or supplemented from time to time in accordance with the applicable provisions thereof.

      "Guarantor" means Calpine Corporation, a Delaware corporation until a successor replaces it pursuant to the terms and conditions of the Guarantee Agreement and thereafter means the successor.

      "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

      "Incur" means, as applied to any obligation, to create, incur, issue, assume, guarantee or in any other manner become liable with respect to, contingently or otherwise, such obligation, and "Incurred," "Incurrence" and "Incurring" shall each have a correlative meaning; provided, however, that any amendment, modification or waiver of any provision of any document pursuant to which Indebtedness was previously Incurred shall not be deemed to be an Incurrence of Indebtedness as long as (i) such amendment, modification or waiver does not (A) increase the principal or premium thereof or interest rate thereon,
(B) change to an earlier date the Stated Maturity thereof or the date of any scheduled or required principal payment thereon or the time or circumstances under which such Indebtedness may or shall be redeemed, (C) if such Indebtedness is contractually subordinated in right of payment to the Securities, modify or affect, in any manner adverse to the Holders, such subordination or (D) if the Company is the obligor thereon, provide that a Restricted Subsidiary shall be an obligor and (ii) such Indebtedness would, after giving effect to such amendment, modification or waiver as if it were an Incurrence, comply with clause (i) of the first proviso to the definition of "Refinancing Indebtedness."

      "Indebtedness" of any Person means, without duplication, (i) the principal in respect of indebtedness of such Person for money borrowed and; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) and (ii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (iv) all obligations of the type referred to in clauses (i) through (iii) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise; and (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation on any date of determination being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured. The amount of Indebtedness of any Person at any date shall be, with respect to unconditional obligations, the outstanding balance at such date of all such obligations as described above and, with respect to any contingent obligations at such date, the maximum liability determined by such Person's board of directors, in good faith, as, in light of the facts and circumstances existing at the time, reasonably likely to be Incurred upon the occurrence of the contingency giving rise to such obligation.

      "Indenture" means, with respect to each Series of Securities, this Indenture as originally executed or as it is amended or supplemented from time to time by one or more indentures supplemental hereto entered into in accordance with the applicable provisions hereof, and shall include the terms of each particular Series of Securities established as contemplated by Section 2.1.

      "Initial Securities" means a Series of Securities issued under this Indenture pursuant to Rule 144A and/or Regulation S.

      "Interest Payment Date" means, with respect to any Series, the stated maturity of an installment of interest on the Securities of such Series.

      "Lien" means any mortgage, lien, pledge, charge, or other security interest or encumbrance of any kind (including any conditional sale or other title retention agreement and any lease in the nature thereof).

      "Non-U.S. Person" means a person that is not a U.S. person, as defined in Regulation S.

      "Officer" means the Chairman, the President, any Vice President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the Secretary, any Assistant Treasurer, any Assistant Secretary or the Controller or Principal Accounting Officer of the Company or the Guarantor, as the case may be.

      "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the President, the Treasurer or a Vice President. Each Officers' Certificate (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include the statements provided for in TIA Section 314(e), if applicable.

      "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel, if so acceptable, may be an employee of or counsel to the Company, the Guarantor or the Trustee. Each such Opinion of Counsel shall include the statements provided for in TIA Section 314(e), if applicable.

      "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

      "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

      "Principal" of a Security means the principal of the Security plus, if applicable, the premium on the Security due on the Stated Maturity or on a Redemption Date.

      "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

      "Redemption Date" means, when used with respect to any Security of any Series to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price" means, when used with respect to any Security of any Series to be redeemed, the price specified in such Security at which it is to be redeemed pursuant to this Indenture.

      "Refinancing Indebtedness" means Indebtedness that refunds, refinances, replaces, renews, repays or extends (including pursuant to any defeasance or discharge mechanism) (collectively, "refinances," and "refinanced" shall have a correlative meaning) any Indebtedness of the Company including Indebtedness that refinances Refinancing Indebtedness; provided, however, that
(i) if the Indebtedness being refinanced is contractually subordinated in right of payment to the Securities, the Refinancing Indebtedness shall be contractually subordinated in right of payment to the Securities to at least the same extent as the Indebtedness being refinanced, (ii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refinanced or (b) after the Stated Maturity of the Securities, (iii) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced and (iv) such Refinancing Indebtedness is in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding (plus fees and expenses, including any premium, swap breakage and defeasance costs) under the Indebtedness being refinanced; and provided, further, that Refinancing Indebtedness shall not include (x) Indebtedness of a Subsidiary of the Company that refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary.

      "Registered Exchange Offer" means an offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of specified Initial Securities, to issue and deliver to such Holders, in exchange for such Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

      "Registration Rights Agreement" means an agreement by the Company and the Guarantor for the benefit of Holders of specified series of Initial Securities relating to a Registered Exchange Offer and, under certain circumstances, a Shelf Registration Statement.

      "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

      "Restricted Subsidiary" means any Subsidiary of the Company that is not designated an Unrestricted Subsidiary by the Board of Directors.

      "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

      "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired whereby the Company or a Subsidiary transfers such property to a Person and leases it back from such Person, other than leases for a term of not more than 36 months or between the Company and a Wholly Owned Subsidiary or between Wholly Owned Subsidiaries.

      "SEC" means the Securities and Exchange Commission.

      "Securities" means unsecured debentures, notes or other evidence of indebtedness of the Company that are issued under and pursuant to the terms of this Indenture, including, without limitation, Initial Securities and Exchange Securities.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securities Custodian" means the custodian with respect to a Global Security (as appointed by a Depository), or any successor person thereto and shall initially be the Trustee, where the Depository is The Depository Trust Company, and shall initially be the Common Depository, where the Depositories are Euroclear and Clearstream.

      "Shelf Registration Statement" means a registration statement issued by the Company, in connection with the offer and sale of specified Initial Securities, pursuant to a Registration Rights Agreement.

      "Significant Subsidiary" means any Subsidiary (other than an Unrestricted Subsidiary) that would be a "Significant Subsidiary" of the Guarantor within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

      "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency).

      "Subsidiary" means, as applied to any Person, any corporation, partnership, trust, association or other business entity of which an aggregate of at least 50% of the outstanding Voting Shares or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

      "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date first above written.

      "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.15 hereof.

      "Trustee" means the party named as such above until a successor replaces it and thereafter means the successor, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to the Securities of that Series.

      "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters or to whom any corporate trust matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

      "Unrestricted Subsidiary" means (i) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary that is not a Subsidiary of the Subsidiary to be so designated; provided, that the Subsidiary to be so designated and all other Subsidiaries previously so designated at the time of any determination hereunder shall, in the aggregate, have total assets not greater than 5% of Consolidated Net Tangible Assets as determined based on the Consolidated balance sheet of the Company as of the end of the most recent fiscal quarter for which financial statements are available. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company; provided, however, that immediately after giving effect to such designation no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provision; provided, however, that the failure to so file such resolution and/or Officers' Certificate with the Trustee shall not impair or affect the validity of such designation.

      "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable before the Stated Maturity thereof.

      "U.S. Person" has the meaning ascribed to such term in Regulation S.

      "Voting Shares," with respect to any corporation, means the Capital Stock having the general voting power under ordinary circumstances to elect at least a majority of the board of directors (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

      "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

SECTION 1.2 Other Definitions.

                                                                    DEFINED IN
      TERM                                                            SECTION
      ----                                                         -----------
      "144A Certificated Security"...............................        2.2
      "144A Global Security".....................................        2.2
      "Additional Securities"....................................        2.1
      "Affiliate Assignee".......................................        4.3
      "Bankruptcy Law"...........................................        5.1
      "Custodian"................................................        5.1
      "Event of Default".........................................        5.1
      "Global Securities"........................................        2.2
      "Legal Holiday"............................................       10.7
      "Notice of Default"........................................        5.1
      "Paying Agent".............................................        2.4
      "Registrar"................................................        2.4
      "Regulation S Certificated Security".......................        2.2
      "Regulation S Global Security".............................        2.2
      "Regulation S Permanent Global Security"...................        2.2
      "Regulation S Temporary Global Security"...................        2.2
      "Securities Act Legend"....................................        2.15
      "Series"...................................................        2.1
      "Successor Corporation"....................................        4.1(i)
      "Transfer Agent"...........................................        2.4

SECTION 1.3 Incorporation by Reference of TIA.

      Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

      The following TIA terms used in this Indenture have the following meanings:

      "Commission" means the SEC;

      "indenture securities" means the Securities;

      "indenture security holder" means a Holder or Securityholder;

      "indenture to be qualified" means this Indenture;

      "indenture trustee" or "institutional trustee" means the Trustee; and

      "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

      All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them by the TIA.

SECTION 1.4 Rules of Construction.

      Unless the context otherwise requires:

            (a) a term has the meaning assigned to it;

            (b) "generally accepted accounting principles" means, and any accounting term not otherwise defined has the meaning assigned to it and shall be construed in accordance with, GAAP;

            (c) "or" is not exclusive;

            (d) words in the singular include the plural, and in the plural include the singular;

            (e) provisions apply to successive events and transactions;

            (f) "including" means "including, without limitation";

            (g) unsecured debt shall not be deemed to be subordinate or junior to secured debt merely by virtue of its nature as unsecured debt;

            (h) the principal amount of any non-interest bearing or other discount Security at any date shall be the principal amount thereof that would be shown on a balance sheet of the Company dated such date prepared in accordance with generally accepted accounting principles; and

            (i) the principal amount (if any) of any Preferred Stock shall be the greatest of (i) the stated value, (ii) the redemption price or (iii) the liquidation preference of such Preferred Stock.

                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.1 Securities Issuable in Series.

      Securities may be issued hereunder in one or more series, the Securities of each series (a "Series") having identical terms but for authentication date and public offering price. Securities of any one Series need not be issued at the same time and, unless specifically provided otherwise, a Series may be reopened, without the consent of the Holders, for issuances of additional Securities of such Series. All Securities shall be fully and unconditionally guaranteed by the Guarantor pursuant to the Guarantee Agreement. Initial Securities of a Series shall be treated as a single class and series with Exchange Securities issued in exchange for such Initial Securities.

      Securities issued hereunder shall be issued pursuant to authority granted by or pursuant to a Board Resolution and, prior to the issue hereunder of the first Securities of a Series, the Company shall set forth in a Directors' Certificate, or establish in one or more indentures supplemental hereto, the following terms which shall be applicable to such Series:

            (1) the title, including CUSIP number and, if applicable, ISIN and Common Code numbers, of the Series (which shall distinguish the Securities of such Series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of such Series which may be authenticated and delivered under this Agreement (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or for replacement of, or in lieu of, other Securities of the Series pursuant to Sections 2.7, 2.8, 2.11, 8.5 or 9.6);

            (3) the date or dates on which the principal of the Securities of the Series are payable;

            (4) the rate or rates, or the method of determination thereof, at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

            (5) the place or places where the principal of, and interest on Securities of the Series shall be payable;

            (6) the obligation, if any, of the Company to redeem, purchase or repay the Securities of such Series pursuant to any right to do so contained in the Securities or pursuant to sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which the Securities of such Series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (7) the denominations in which the Securities of such Series shall be issuable, if other than integral multiples of $1,000;

            (8) if other than the principal amount thereof, the portion of the principal amount of the Securities of such Series which shall be payable upon the declaration of acceleration of the maturity thereof pursuant to
      Section 5.2;

            (9) any Events of Default or covenants with respect to the Securities of such Series, if not set forth in this Indenture;

            (10) if other than those named herein, any other depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to such Series;

            (11) the stock exchanges, if any, on which the Securities will be listed and related information, including the office or agency appointed by the Company pursuant to Sections 2.4 and 3.2 and any Paying Agent or Transfer Agent appointed pursuant to the requirements of such stock exchange;

            (12) any applicable restrictions on the transfer of any of the Securities of such Series;

            (13) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or interest, if any, on any Securities of the Series shall be payable and the manner of determining the equivalent thereof in the currencies of the United States of America for any purpose;

            (14) if applicable, the terms of any right to convert Securities of the Series into, or to exchange Securities of the Series for, shares of Common Stock or other securities or property;

            (15) whether Securities of the Series are the subject of a Registration Rights Agreement;

            (16) whether the Securities of the Series are subject to defeasance or covenant defeasance under Section 7.3 or 7.4, including any modification of the provisions of Sections 7.3, 7.4, 7.5, 7.6, 7.7 or 7.8 pursuant to Section 7.9, or such other means of satisfaction and discharge as may be specified for a Series in addition to or in lieu of the provisions of Section 7.1 or 7.2;

            (17) whether the Securities of the Series shall be issued in whole or in part in the form of one or more Global Securities, the Depository for the Series, if other than The Depository Trust Company, its nominees or their respective successors, and any circumstances in addition to or in lieu of those set forth in Section 2.7 in which any Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof;

            (18) procedures for the transfer of beneficial interests in the Securities of that Series that are different from, or in addition to, the procedures set forth herein;

            (19) the circumstances, if any, and the terms and conditions, if any, upon which additional amounts may be owed pursuant to Section 3.8; and

            (20) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one Series shall be substantially identical except as to denomination, except as provided in the first paragraph of this Section
2.1 and except as may otherwise be provided in or pursuant to such Directors' Certificate.

      Additional Securities of the same Series may be issued subsequent to the original issue date of any Securities of such Series (hereinafter called "Additional Securities") following the receipt of the Trustee of a Directors' Certificate pertaining to such Additional Securities, which Directors' Certificate will identify the Series to which such Additional Securities belongs and the issue date and aggregate principal amount of the Securities of such Additional Securities. Any such Additional Securities shall be issued on original issue as provided in Section 2.3.

      Additional Securities, together with each prior and subsequent Securities of the same Series, shall constitute one and the same Series of Securities for all purposes under this Indenture.

SECTION 2.2 Form and Dating.

      The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A annexed hereto, which is part of this Indenture, with such appropriate insertions, omissions and other variations as are required or permitted by this Indenture, and may have such legends or endorsements placed thereon as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication and shall have endorsed thereon the guarantee of the Guarantor substantially in the form set forth in Exhibit A, executed by the Guarantor in accordance with the Guarantee Agreement.

      The terms and provisions contained in the form of Securities annexed hereto as Exhibit A shall constitute, and are expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      Securities issued in the form of one or more permanent global Securities in registered form, substantially in the form as above recited (the "Global Securities"), shall be deposited with or on behalf of the Securities Custodian, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Each Global Security shall bear the global securities legend set forth in Exhibit A hereto and such legend or legends as may be required or reasonably requested by the Depository. In the case of Initial Securities, each Global Security shall also bear the restricted securities legend set forth in Exhibit A hereto.

      Unless otherwise provided as contemplated by Section 2.1, the following paragraph shall be applicable to Initial Securities issued and sold to QIBs in reliance on Rule 144A or sold in offshore transactions in reliance on Regulation
S. Initial Securities issued and sold to QIBs in reliance on Rule 144A shall be represented by one or more Global Securities (the "144A Global Securities," and definitive registered Securities issued in exchange therefor pursuant to Section 2.7, the "144A Certificated Securities"). Initial Securities sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more temporary Global Securities (a "Regulation S Temporary Global Security"), which shall bear the temporary Regulation S legend set forth in Exhibit A hereto. At any time on or after the 40th day following the latest of the commencement of the offering of the Initial Securities sold in offshore transactions in reliance on Regulation S and the issue date of such Initial Securities (the identity of such 40th day to be certified to the Trustee by an Officers' Certificate), upon receipt by Euroclear, Clearstream and the Trustee of the applicable certificates, each substantially in the form of Exhibit B hereto, one or more permanent Global Securities (each a "Regulation S Permanent Global Security" and together with the Regulation S Temporary Global Securities, the "Regulation S Global Securities") duly executed by the Company and authenticated by the Trustee shall be deposited with the Securities Custodian, as custodian for the Depositary, in exchange for the principal amount of the beneficial interest in the Regulation S Temporary Global Securities to be exchanged, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Regulation S Temporary Global Securities in an amount equal to the principal amount of the beneficial interest in the Regulation S Temporary Global Securities so exchanged. Prior to such 40th day, beneficial interests in a Regulation S Temporary Global Security may be held only through Euroclear or Clearstream. The Permanent Regulation S Global Security and any Regulation S Certificated Security issued in exchange therefor shall not bear the temporary Regulation S legend. One or more definitive registered Securities sold in offshore transactions in reliance on Regulation S (each, a "Regulation S Certificated Security") may be issued in exchange for an interest in a Regulation S Permanent Global Security in accordance with the terms of this Indenture and only in the circumstances set forth in the sixth, seventh or eighth paragraphs of Section 2.7. Interests in a Regulation S Temporary Global Security may not be exchanged for Regulation S Certificated Securities.

      The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian and the Depository or its nominee at any time prior to cancellation, if, in accordance with this Indenture and the Securities (including any applicable restrictions on transfer) any beneficial interest in a Global Security is (a) exchanged for definitive registered Securities, (b) redeemed, (c) repurchased, (d) cancelled, or (e) exchanged for a beneficial interest in another Global Security, in which case the principal amount of Securities represented by such Global Security shall be reduced or increased, as applicable, and an adjustment shall be made on the books and records of the Securities Custodian with respect to such Global Security to reflect such adjustment.

      The definitive registered Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.3 Execution and Authentication.

      Two Officers shall sign the Securities for the Company by manual or facsimile signature.

      If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

      A Security shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

      The Trustee shall authenticate Securities upon a written order of the Company signed by two Officers; provided that the Trustee shall authenticate, upon a written order of the Company signed by two Officers, Exchange Securities for issue only in a Registered Exchange Offer pursuant to a Registration Rights Agreement, for a like principal amount of Initial Securities. Such order shall specify the Series and the amount of the Securities to be authenticated and the date on which such Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time is unlimited. In authenticating such Securities and in accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating,

            (1) that the form or forms of such Securities have been established in conformity with the provisions of this Indenture;

            (2) that the terms of such Securities have been established in conformity with the provisions of this Indenture; and

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, and the guarantee of the Guarantor endorsed thereon will constitute valid and legally binding obligations of the Company or the Guarantor, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      The Trustee shall initially act as authenticating agent and may subsequently appoint another Person acceptable to the Company as authenticating agent to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company. Provided that the authentication agent has entered into an agreement with the Company concerning the authentication agent's duties, the Trustee shall not be liable for any act or any failure of the authenticating agent to perform any duty either required herein or authorized herein to be performed by such Person in accordance with this Indenture.

      The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      The Securities shall be issued only in registered form without coupons and shall be dated the date of their authentication.

SECTION 2.4 Registrar and Paying Agent.

      The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Transfer Agent" and "Registrar") and an office or agency where Securities and the guarantee of the Guarantor endorsed thereon may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more co-transfer agents and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent, the term "Registrar" includes any co-registrar and the term "Transfer Agent" includes any co-transfer agent, provided that there shall only be one register for each Series of Securities. So long as a Series of Securities is listed on a stock exchange, the Company shall maintain a co-transfer agent and a co-paying agent in such locations as such stock exchange shall require.

      The Company shall enter into an appropriate agency agreement with any Registrar, Transfer Agent, Paying Agent or co-registrar or co-transfer agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall promptly notify the Trustee of the name and address of any such agent and any change in the address of such agent. If the Company fails to maintain a Registrar, Transfer Agent or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.7. The Company or any Subsidiary or Affiliate of the Company may act as Paying Agent, Registrar, co-registrar or transfer agent.

      The Company initially appoints the Trustee as Registrar, Transfer Agent and Paying Agent in connection with the Securities.

SECTION 2.5 Paying Agent To Hold Money in Trust.

      On or prior to 11:00 a.m., New York City time, on each due date of the principal and interest on any Security, the Company shall deposit with a Paying Agent a sum of money denominated in the currency of such payment, in immediately available funds, sufficient to pay such principal and interest in funds available when such becomes due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities) and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary or an Affiliate of the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund for the benefit of the Securityholders. If the Company defaults in its obligation to deposit funds for the payment of principal and interest the Trustee may, during the continuation of such default, require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon doing so, the Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company) shall have no further liability for the money delivered to the Trustee.

SECTION 2.6 Securityholder Lists.

      The Trustee shall preserve in as current a form as reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Securityholders, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.7 Transfer and Exchange.

      The Securities shall be transferable only upon the surrender of a Security to the Registrar or a Transfer Agent for registration of transfer. When a Security is presented to the Registrar (including by a Transfer Agent) with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(a) of the Uniform Commercial Code are met (and the Registrar shall be entitled to assume such requirements have been met unless it receives written notice to the contrary) and, if so required by the Trustee or the Company, if the Security presented is accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Company, duly executed by the registered owner or by his or her attorney duly authorized in writing, in which case, the Registrar shall deliver one or more new Securities of the same Series, of any authorized denominations and of a like aggregate principal amount. When Securities are presented to the Registrar or Transfer Agent with a request to exchange them for an equal principal amount of Securities of the same Series and of other authorized denominations, the Registrar or Transfer Agent, as applicable, shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request.

      The Depository shall, by acceptance of a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only
(a) in accordance with this Indenture and the Securities represented by such Global Security (including any applicable restrictions on transfer set forth herein or therein and, as to Initial Securities, including any certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and (b) through a book-entry system maintained by the Depository (or its agent) or, where a Global Security is registered in the name of a Common Depository, otherwise in accordance with such Depository's procedures for book-entry transfers among the Depositories as to which such Common Depository is acting as Common Depository, and, in each case, that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry system.

      No service charge shall be made for any registration of transfer or exchange of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange pursuant to Section 2.11, 8.5 or 9.6).

      Prior to the due presentation for registration of transfer of any Security, the Company, the Guarantor, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest (subject to the record date provisions thereof) on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Guarantor, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

      Notwithstanding any other provisions of this Section 2.7, unless and until it is exchanged in whole or in part for Securities of any Series in definitive registered form, a Global Security representing all or a portion of the Securities of a Series may not be transferred except as a whole by the Depository or a Common Depository to a nominee of such Depository or Common Depository, or by a nominee of such Depository or Common Depository to such Depository or Common Depository or another nominee of such Depository or Common Depository, or by such Depository or Common Depository or any such nominee to a successor Depository or Common Depository or a nominee of such successor Depository or Common Depository, except that book-entry interests in a Global Security registered in the name of the Common Depository may be transferred among the Depositories as to which such Common Depository is acting as Common Depository in accordance with the procedures of such Depositories for such transfers.

      If a Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Securities of any Series or if at any time a Depository of a Global Security held in the United States shall no longer be eligible under the next sentence of this paragraph, the Company shall appoint a successor Depository with respect to such Securities. In the case of a Global Security held in the United States, each Depository appointed pursuant to this Section 2.7 must, at the time of its appointment and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

      The Company will execute, and the Trustee will authenticate and deliver upon a written order of the Company signed by two Officers, Securities in definitive registered form without coupons in any authorized denominations representing Securities of a Series in exchange for the Global Security or Securities of such Series (i) if the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Securities of such Series or if at any time the Depository shall no longer be eligible to serve as Depository and a successor Depository for the Securities of such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (ii) if an Event of Default with respect to the Securities of such Series has occurred and is continuing or (iii) as provided in the penultimate paragraph of Section 2.15.

      The Company may at any time and in its sole discretion determine that the Securities of a Series shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee will authenticate and deliver upon a written order of the Company signed by two Officers, Securities of such Series in definitive registered form without coupons in any authorized denominations representing such Securities in exchange for such Global Security or Securities.

      Upon the exchange of a Global Security for Securities in definitive registered form without coupons pursuant to either of the two preceding paragraphs, in authorized denominations, such Global Security shall be cancelled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.7 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee and shall contain such legends, if any, as are required by Section 2.15. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

      No holder of a beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository, or the Common Depository, as applicable, may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor, or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor, or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor, or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between a Depository and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of any Security.

      The Company shall not be required (A) to issue, register the transfer of or exchange any Securities of a Series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 9.3 and ending at the close of business on the day of such mailing or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

      Unless otherwise provided as contemplated by Section 2.1, the following paragraph shall be applicable to Initial Securities issued and sold to QIBs in reliance on Rule 144A or sold in offshore transactions in reliance on Regulation
S. Unless and until an Initial Security is exchanged for an Exchange Security in connection with an effective Registered Exchange Offer pursuant to a Registration Rights Agreement or sold pursuant to a Shelf Registration Statement pursuant to a Registration Rights Agreement, the following additional provisions shall apply to transfers of interests in Initial Securities:

      (a) Transfers of 144A Securities to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a 144A Certificated Security or an interest in a 144A Global Security to a QIB:

                  (i) If the Initial Security to be transferred consists of (x)
            144A Certificated Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Security stating, or has otherwise advised the Company, the Guarantor and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Security stating, or has otherwise advised the Company, the Guarantor and the Registrar, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Guarantor as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representation in order to claim the exemption from registration provided for by Rule 144A, (y) an interest in a 144A Global Security and such interest is to be transferred to a transferee who will receive an interest in a 144A Global Security, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary, or (z) an interest in a 144A Global Security and such interest is to be transferred to a transferee who will receive one or more 144A Certificated Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has advised the Company, the Guarantor and the Registrar in writing that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has advised the Company, the Guarantor and the Registrar that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Guarantor as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representation in order to claim the exemption from registration provided for by Rule 144A.

                  (ii) If the proposed transferee is a member of, or participant in, the Depositary (an "Agent Member"), and the Initial Security to be transferred consists of 144A Certificated Securities, upon receipt by the Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the 144A Global Securities in an amount equal to the principal amount of the 144A Certificated Securities to be transferred and the Trustee shall cancel the 144A Certificated Securities so transferred.

      (b) Transfers of Interests in Regulation S Temporary Global Securities. The following provisions shall apply with respect to registration of any proposed transfer of interests in any Regulation S Temporary Global Security:

                  (i) (x) An interest in a Regulation S Temporary Global
            Security may be transferred to a Person who will receive an interest in such Regulation S Temporary Global Security if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to Euroclear and/or Clearstream a certificate substantially in the form of Exhibit C hereto or (y) the Registrar shall register the transfer of any Regulation S Temporary Global Security if the proposed transferee is a QIB who will receive an interest in such Regulation S Temporary Global Security and the proposed transferor has advised the Company, the Guarantor and the Registrar in writing that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has advised the Company, the Guarantor and the Registrar in writing, that it is purchasing the Initial Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and the Guarantor as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (ii) If the proposed transferee is an Agent Member, upon
            receipt by the Registrar of the documents referred to in clause
            (i)(y) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the 144A Global Securities, in an amount equal to the principal amount of the Regulation S Temporary Global Securities to be transferred, and the Trustee shall decrease the amount of the Regulation S Temporary Global Securities.

      (c) Transfers of Interests in Regulation S Permanent Global Securities or Regulation S Certificated Securities to U.S. Persons. The Registrar shall register the transfer of an interest in a Regulation S Permanent Global Security or a Regulation S Certificated Security to a U.S. Person without requiring any additional certification pursuant to Regulation S (provided,, however, that the Registrar shall continue to require such certifications and other documentation (including opinions), if any, as the Company and Guarantor shall direct the Registrar to obtain pursuant to the Securities Act Legend for so long as such Legend remains on such Security).

      (d) Transfers of Interests in Regulation S Permanent Global Securities or Regulation S Certificated Securities to Non-U.S. Persons. The following provisions shall apply with respect to any transfer of interests in Regulation S Permanent Global Securities or Regulation S Certificated Securities to a Non-U.S. Person:

                  (i) an interest in any Regulation S Permanent Global Security may be transferred to a Non-U.S. Person who will receive an interest in such Regulation S Permanent Global Security if the proposed transferor has delivered to Euroclear and/or Clearstream a certificate substantially in the form of Exhibit C hereto; and

                  (ii) the Registrar shall register the transfer of an interest in any Regulation S Permanent Global Security to a transferee who will receive a Regulation S Certificated Security, or the transfer of any Regulation S Certificated Security to a transferee who will receive an interest in any Regulation S Permanent Global Security, if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto.

SECTION 2.8 Replacement Securities.

      If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken and the Holder furnishes to the Company and the Trustee evidence to their satisfaction of such loss, destruction or wrongful taking, the Company shall issue and the Trustee shall, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, authenticate a replacement Security of the same Series if the requirements of
Section 8-405 of the Uniform Commercial Code are met (and the Registrar shall be entitled to assume such requirements have been met unless it receives written notice to the contrary) and if there is delivered to the Company and the Trustee such security or indemnity as may be required to save each of them harmless, satisfactory to the Company and the Trustee. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

      In case any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Every replacement Security of each Series is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Securities.

SECTION 2.9 Outstanding Securities.

      The Securities of each Series outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

    If a Security is replaced or paid pursuant to Section 2.8, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced or paid Security is held by a bona fide purchaser.

    If all the principal and interest on any Securities of any Series are considered paid under Section 3.1, the Securities of such Series cease to be outstanding under this Indenture and interest on the Securities of such Series shall cease to accrue.

    If the Paying Agent (other than the Company or a Subsidiary or an Affiliate of the Company) holds in accordance with this Indenture on a maturity or redemption date money sufficient to pay all principal and interest due on that date with respect to Securities of any Series then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue (unless there shall be a default in such payment).

    Subject to Section 2.10, a Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security.

SECTION 2.10      Determination of Holders' Action.

    In determining whether the Holders of the required principal amount of any Series of Securities have concurred in any direction, amendment, waiver or consent, Securities owned by or pledged to the Company, any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned or pledged shall be so disregarded.

SECTION 2.11      Temporary Securities.

    Until definitive Securities of any Series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities of such Series. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon the written order of the Company signed by two Officers, shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities of any Series shall be entitled to the same rights, benefits and privileges as definitive Securities of such Series.

SECTION 2.12      Cancellation.

    The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall deliver to the Company a certificate of cancellation. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

SECTION 2.13      Defaulted Interest.

    If the Company defaults in a payment of interest on the Securities of any Series, it shall pay Defaulted Interest, plus any interest payable on the Defaulted Interest to the extent permitted by law, in any lawful manner. It may pay the Defaulted Interest to the Persons who are Securityholders on a subsequent special record date which date shall be at least five Business Days prior to the payment date. The Company shall fix the special record date and payment date. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Securityholders a notice that states the special record date, payment date and amount of interest to be paid.

SECTION 2.14      Interest Act (Canada).

      For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any Holder or the calculation of interest on any Securities, if any rate of interest on any

Securities is calculated on the basis of a deemed year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in such deemed year.

SECTION 2.15      Securities Act Legend.

    Except as permitted by this Section 2.15, each Global Security evidencing Initial Securities (and all Securities issued in exchange therefor or in substitution thereof (other than Exchange Securities as provided below)) shall bear a legend (the "Securities Act Legend") in substantially the following form:

    THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

    THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
    (i) INSIDE THE U.S. TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE U.S. IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (v) TO THE ISSUER, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

    By its acceptance of any Security bearing the Securities Act Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Securities Act Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities bearing the Securities Act Legend, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, Opinions of Counsel or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, Opinions of Counsel or other information.

    Upon the transfer, exchange or replacement of Securities not bearing the Securities Act Legend, the Registrar shall deliver Securities that do not bear the Securities Act Legend. Upon the transfer, exchange or replacement of Securities bearing the Securities Act Legend, the Registrar shall deliver only Securities that bear the Securities Act Legend unless there is delivered (i) to the Registrar an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act and (ii) such other letters, notices, certifications and other written communications required by Section 2.7, this Section 2.15 and otherwise pursuant to this Indenture or the Securities.

      After a transfer of any Initial Securities pursuant to an effective Shelf Registration Statement with respect to such Initial Securities, all requirements pertaining to legends on such Initial Security will cease to apply, the requirements requiring any such Initial Security issued to certain Holders be issued in global form will cease to apply, and a certificated Initial Security without legends will be available to the transferee of the Holder of such Initial Securities upon exchange of such transferring Holder's certificated Initial Security or directions to transfer such Holder's interest in the Global Security, as applicable.

    Upon the consummation of a Registered Exchange Offer with respect to Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will cease to apply and certificated Initial Securities with the Securities Act Legend will be made available to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated or global form without the Securities Act Legend will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

    The Registrar shall retain copies of all letters, notices, certifications, Opinions of Counsel, and other written communications received pursuant to
Section 2.7, this Section 2.15 or otherwise pursuant to this Indenture or the Securities. The Company shall have the right to inspect and make copies of all such letters, notices, certifications, Opinions of Counsel, or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                   ARTICLE III

                                    COVENANTS

SECTION 3.1       Payment of Securities.

    The Company shall pay the principal of, and interest on the Securities of each Series on the dates and in the manner provided in such Securities. The Company shall pay interest on overdue principal at the rate borne by or provided for in such Securities; it shall pay interest on overdue installments of interest at the rate borne by or provided for in such Securities to the extent lawful. Principal and interest shall be considered paid on the date due if the Trustee or the Paying Agent (other than the Company or a Subsidiary or an Affiliate of the Company) has received from or on behalf of the Company money sufficient to pay all principal and interest then due in accordance with Section 2.5.

SECTION 3.2       Maintenance of Office or Agency.

    The Company shall maintain in the Borough of Manhattan, the City of New York, and, in the case of Securities listed on a stock exchange, in such other locations as shall be required by such stock exchange, an office or agency where Securities may be surrendered for registration of transfer or exchange and where Securities and the guarantee of the Guarantor endorsed thereon may be presented for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.2. The Company initially appoints the Trustee as its agency for the foregoing purposes in the Borough of Manhattan, the City of New York.

    The Company may also from time to time designate one or more other offices or agencies where the Securities and such guarantee may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 3.3       Limitation on Sale/Leaseback Transactions.

      The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction unless (i) the Company or such Restricted Subsidiary would be entitled to create a Lien on such property securing Indebtedness in an amount equal to the Attributable Debt with respect to such transaction without equally and ratably securing the Securities pursuant to Section 3.4 or (ii) the net proceeds of such sale are at least equal to the fair value (as determined by the Board of Directors) of such property or asset and the Company or such Restricted Subsidiary shall apply or cause to be applied an amount in cash equal to the net proceeds of such sale to the retirement, within 180 days of the effective date of any such arrangement, of Indebtedness of the Company or any Restricted Subsidiary; provided, however, that in addition to the transactions permitted pursuant to the foregoing clauses
(i) and (ii), the Company or any Restricted Subsidiary may enter into a Sale/Leaseback Transaction as long as the sum of (x) the Attributable Debt with respect to such Sale/Leaseback Transaction and all other Sale/Leaseback Transactions entered into pursuant to this proviso plus (y) the amount of outstanding Indebtedness secured by Liens Incurred pursuant to the final proviso to Section 3.4 does not exceed 15% of Consolidated Net Tangible Assets as determined based on the consolidated balance sheet of the Company as of the end of the most recent fiscal quarter for which financial statements are available; and provided, further, that a Restricted Subsidiary may enter into a Sale/Leaseback Transaction with respect to property or assets owned by such Restricted Subsidiary, the proceeds of which are used to explore, drill, develop, construct, purchase, repair, improve or add to property or assets of any Restricted Subsidiary, or to repay (within 365 days of the commencement of full commercial operation of any such property) Indebtedness Incurred to explore, drill, develop, construct, purchase, repair, improve or add to property or assets of any Restricted Subsidiary.

SECTION 3.4       Limitation on Liens.

      The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, incur any Lien on any of its properties or assets (including Capital Stock), whether owned at the date of issuance of any series of Securities pursuant to this Indenture or thereafter acquired, in each case to secure Indebtedness of the Company or any Restricted Subsidiary, other than
(a)(1) Liens incurred by the Company or any Restricted Subsidiary securing Indebtedness Incurred by the Company or such Restricted Subsidiary, as the case may be, to finance the exploration, drilling, development, construction or purchase of or by, or repairs, improvements or additions to, property or assets of the Company or such Restricted Subsidiary, as the case may be, which Liens may include Liens on the Capital Stock of such Restricted Subsidiary or (2) Liens incurred by any Restricted Subsidiary that does not own, directly or indirectly, at the time of such original incurrence of such Lien under this clause (2) any operating properties or assets, securing Indebtedness Incurred to finance the exploration, drilling, development, construction or purchase of or by, or repairs, improvements or additions to, property or assets of any Restricted Subsidiary that does not, directly or indirectly, own any operating properties or assets at the time of such original incurrence of such Lien, which Liens may include Liens on the Capital Stock of one or more Restricted Subsidiaries that do not, directly or indirectly, own any operating properties or assets at the time of such original incurrence of such Lien, provided, however, that the Indebtedness secured by any such Lien may not be issued more than 365 days after the later of the exploration, drilling, development, completion of construction, purchase, repair, improvement, addition or commencement of full commercial operation of the property or assets being so financed; (b) Liens existing on the date of the issuance of such series of Securities (other than Liens relating to Indebtedness or other obligations being repaid or Liens that are otherwise extinguished with the proceeds of any offering of Securities pursuant to this Indenture); (c) Liens on property, assets or shares of stock of a Person at the time such Person becomes a Subsidiary; provided, however, that any such Lien may not extend to any other property or assets owned by the Company or any Restricted Subsidiary; (d) Liens on property or assets at the time the Company or a Subsidiary acquires the property or asset, including any acquisition by means of a merger or consolidation with or into the Company or a Subsidiary; provided, however, that such Liens are not incurred in connection with, or in contemplation of, such merger or consolidation; and provided, further, that the Lien may not extend to any other property or asset owned by the Company or any Restricted Subsidiary;
(e) Liens securing Indebtedness or other obligations of a Subsidiary owing to the Company or a Restricted Subsidiary or of the Company owing to a Subsidiary;
(f) Liens incurred on assets that are the subject of a Capitalized Lease Obligation to which the Company or a Subsidiary is a party, which shall include, Liens on the stock or other ownership interest in one or more Restricted Subsidiaries leasing such assets; (g) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (a), (b),
(c), (d) and (f), provided, however, that (x) such new Lien shall be limited to all or part of the same property or assets that secured the original Lien (plus repairs, improvements or additions to such property or assets and Liens on the stock or other ownership interest in one or more Restricted Subsidiaries beneficially owning such property or assets) and (y) the amount of the Indebtedness secured by such Lien at such time (or, if the amount that may be realized in respect of such Lien is limited, by contract or otherwise, such limited lesser amount) is not increased (other than by an amount necessary to pay fees and expenses, including premiums, related to the refinancing, refunding, extension, renewal or replacement of such Indebtedness); and (h) Liens by which the Securities are secured equally and ratably with other Indebtedness pursuant to this Section 3.4; in any such case without effectively providing that the Securities shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured; provided, however, that the Company or a Restricted Subsidiary may Incur other Liens to secure outstanding Indebtedness as long as the sum of (x) the lesser of (A) the amount of outstanding Indebtedness secured by Liens Incurred pursuant to this proviso (or, if the amount that may be realized in respect of such Lien is limited, by contract or otherwise, such limited lesser amount) and (B) the fair value (as determined by the Board of Directors) of the property securing such item of Indebtedness, plus (y) the Attributable Debt with respect to all Sale/Leaseback Transactions entered into pursuant to the first proviso to Section 3.3 does not exceed 15% of Consolidated Net Tangible Assets as determined based on the Consolidated balance sheet of the Company as of the end of the most recent fiscal quarter for which financial statements are available.

SECTION 3.5       Compliance Certificate.

    The Company shall, within 120 days after the close of each fiscal year in which Securities are outstanding hereunder, file with the Trustee an Officer's Certificate, provided that one Officer executing the same shall be the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of Securities hereunder to the end of the fiscal year in which the Securities were first issued hereunder, in the case of the first such certificate, and covering the preceding fiscal year in the case of each subsequent certificate, and stating whether or not, to the knowledge of each such executing Officer, the Company has complied with and performed and fulfilled all covenants on its part contained in this Indenture and is not in Default in the performance or observance of any of the terms or provisions contained in this Indenture, and, if any such signer has obtained knowledge of any Default by the Company in the performance, observance or fulfillment of any such covenant, term or provision specifying each such Default and the nature thereof. For the purpose of this
Section 3.5, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 3.6       Further Instruments and Acts.

    The Company (upon the reasonable request of the Trustee) will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to enable the Trustee to exercise and enforce its rights under this Indenture and to carry out more effectively the purpose of this Indenture.

SECTION 3.7       Waiver of Certain Covenants.

    The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 3.3 to 3.4, inclusive, with respect to any Series of Securities or any covenant established with respect to such Series pursuant to Section 2.1(9), if before or after the time for such compliance the Holders of at least 50% in principal amount of the Securities of such Series at the time outstanding, shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 3.8       Additional Amounts.

      If the Securities of a Series provide for the payment of additional amounts, at least 10 days prior to the first interest payment date with respect to that Series of Securities and at least 10 days prior to each date of payment of principal of, premium, if any, or interest on the Securities of that Series if there has been a change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent whether such payment of principal of or interest on the Securities of that Series shall be made to holders of the Securities of that Series without withholding or deduction for or on account of any tax, assessment or other governmental charge described in the Securities of that Series. If any such withholding or deduction shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such holders and shall certify the fact that additional amounts will be payable and the amounts so payable to each holder, and the Company shall pay to the Trustee or such Paying Agent the additional amounts required to be paid by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

    Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any Series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such Series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

                                   ARTICLE IV

                      CONSOLIDATION, MERGER, SALE AND LEASE

SECTION 4.1       Merger and Consolidation of Company.

    The Company shall not in a single transaction or through a series of related transactions consolidate with or merge or amalgamate with or into any other Person or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, unless:

        (i) either (A) the Company shall be the continuing Person, or (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or amalgamated or to which the properties and assets of the Company are sold, assigned, conveyed, transferred, disposed of or leased as aforesaid (the "Successor Corporation") shall be organized and existing under the laws of the United States or any State thereof or the District of Columbia or under the laws of Canada or any province or territory thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under this Indenture and each Series of Securities;

        (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

        (iii) the Company shall have delivered, or caused to be delivered, to the Trustee an Officers' Certificate and, as to legal matters, an Opinion of Counsel, each in form reasonably satisfactory to the Trustee, each stating that such consolidation, merger, amalgamation, sale, assignment, conveyance, transfer, disposition or lease and such supplemental indenture comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with;

    Notwithstanding the foregoing paragraph (ii), the Company or any Wholly Owned Subsidiary or Wholly Owned Subsidiaries may consolidate with or merge or amalgamate with or into the Company or any Wholly Owned Subsidiary and no violation of this Section shall be deemed to have occurred as a consequence thereof, as long as the requirements of paragraphs (i) and (iii) are satisfied in connection therewith.

SECTION 4.2       Successor Substituted.

    (a) Upon any such consolidation, merger or amalgamation, or any sale, assignment, conveyance, transfer, disposition or lease of all or substantially all of the properties or assets of the Company in accordance with Section 4.1, the Successor Corporation shall succeed to and be substituted for the Company under this Indenture and each Series of Securities, and the Company shall (except in the case of a lease) thereupon be released from all obligations hereunder and under each Series of Securities and the Company, as the predecessor corporation, may thereupon or at any time thereafter be dissolved, wound up or liquidated.

    (b) In the case of any consolidation, merger, amalgamation or sale, assignment, conveyance, transfer, disposition or lease described in Section 4.2(a) above, such changes in form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

SECTION 4.3 Assignment by the Company to the Guarantor or its Significant Subsidiaries.

        (a) The Company may assign its obligations under any series of Securities to the Guarantor or any Significant Subsidiary of the Guarantor (the "Affiliate Assignee") and such Affiliate Assignee shall be treated as the successor to the Company with respect to such series of Securities; provided that: (i) the Affiliate Assignee expressly assumes in an assumption agreement or supplemental indenture hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and any premium and interest on such Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed with respect to such Series; (ii) immediately after giving effect to such assignment and assumption, no Event of Default with respect to such Series and no event which, after notice or lapse of time or both, would become an Event of Default with respect to such Series, shall have occurred and be continuing; (iii) the Affiliate Assignee shall deliver to the Trustee an opinion of an independent counsel or a tax consultant of recognized standing that the Holders will not recognize income, gain or loss for United States federal income tax purposes as a result of such assignment and assumption; and (iv) the Affiliate Assignee shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that such assignment and assumption and such assumption agreement comply with this Article and that all conditions precedent herein provided for relating to such assignment and assumption have been complied with.

        (b) Upon any assignment and assumption of Securities pursuant to Section 4.3(a) above, the Affiliate Assignee shall succeed to, and be substituted for, and may exercise every right and power of, the Company under such Securities and this Indenture with respect to such Series with the same effect as if the Affiliate Assignee has been named as the Company herein, and the Company shall be released from its liability as obligor upon such Securities and under this Indenture with respect to such Securities and, if the Affiliate Assignee is the Guarantor and the Guarantor has assumed the obligations of the Company under an outstanding series of Securities and the Indenture with respect to such Securities in accordance with (a) above, all outstanding Guarantees of such series of Securities shall automatically terminate and be discharged.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 5.1       Events of Default.

    An "Event of Default" means, with respect to any Series of Securities, any of the following events:

       (a) default in the payment of interest on any Security of such Series when the same becomes due and payable, and such default continues for a period of 30 days;

       (b) default in the payment of the principal of any Security of such Series when the same becomes due and payable at maturity or otherwise;

       (c) material default in performance of any other covenants or agreements of the Company in the Securities of such Series or this Indenture or of the Guarantor in the Guarantee Agreement with respect to such Series and the default continues for 30 days after the date on which written notice of such default is given to the Company or the Guarantor, as the case may be, by the Trustee or to the Company or the Guarantor, as the case may be, and the Trustee by Holders of at least 25% in principal amount of the Securities of such Series then outstanding hereunder;

       (d) there shall have occurred either (i) a default by either of the Company or the Guarantor under any instrument or instruments under which there is or may be secured or evidenced any Indebtedness of the Company or the Guarantor, as applicable (other than the Securities of such Series) having an outstanding principal amount of $50,000,000 (or its foreign currency equivalent) or more individually or in the aggregate that has caused the holders thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity, unless such declaration has been rescinded within 30 days or (ii) a default by either of the Company or the Guarantor in the payment when due of any portion of the principal under any such instrument or instruments, and such unpaid portion exceeds $50,000,000 (or its foreign currency equivalent) individually or in the aggregate and is not paid, or such default is not cured or waived, within any grace period applicable thereto, unless such Indebtedness is discharged within 30 days of the Company or the Guarantor, as applicable becoming aware of such default;

       (e) the Guarantee shall be held in a judicial proceeding to be unenforceable or ceases for any reason to be in full force and effect (other than in accordance with the terms hereof or of the Guarantee) or the Guarantor denies or disaffirms in writing its obligations under the Guarantee with respect to such Series.

       (f) the Company or the Guarantor or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

            (i)   commences a voluntary case;

            (ii) consents to the entry of an order for relief against it in an involuntary case;

            (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property;

            (iv)  makes a general assignment for the benefit of its creditors;
       or

            (v) admits in writing its inability to generally pay its debts as such debts become due; or takes any comparable action under any foreign laws relating to insolvency; or

       (g) court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

           (i) is for relief against the Company or the Guarantor or any Significant Subsidiary in an involuntary case;

           (ii) appoints a Custodian of the Company or the Guarantor or any Significant Subsidiary or for all or substantially all of its property; or

           (iii) orders the winding up or liquidation of the Company or the Guarantor or any Significant Subsidiary;

    or any similar relief is granted under any foreign laws; and the order or decree remains unstayed and in effect for 60 days.

    The term "Bankruptcy Law" means Title 11 of the United States Code or any similar United States Federal or State law or Canadian federal, provincial or territorial law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

    Any notice of Default given by the Trustee or Securityholders under this Section must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

    The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time or both would become an Event of Default under clause (d),
(e), (f) or (g) hereof.

    Subject to the provisions of Section 6.1 and 6.2, the Trustee shall not be deemed to have notice or be charged with knowledge of any Default or Event of Default unless written notice thereof shall have been given to the Trustee in accordance with Section 10.2 by the Company, the Paying Agent, any Holder or an agent of any Holder and such notice references the Securities and this Indenture.

SECTION 5.2       Acceleration.

    If an Event of Default (other than an Event of Default specified in clause
(f) and (g) of Section 5.1 with respect to the Company) occurs and is continuing with respect to the Securities of any Series, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities of such Series by notice to the Company and the Trustee, may declare the principal of and accrued and unpaid interest on all the Securities of such Series to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (f) or (g) of Section 5.1 with respect to the Company occurs, the principal of and interest on all the Securities of each Series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. An acceleration and its consequences in respect of a Series of Securities shall be automatically annulled and rescinded; provided, however, that such annulment and rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to such Series have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. No such rescission shall affect any subsequent or other Default or Event of Default or impair any consequent right.

SECTION 5.3       Other Remedies.

    If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the relevant Securities or to enforce the performance of any provision of such Securities, this Indenture or the Guarantee Agreement.

    The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 5.4       Waiver of Past Defaults.

    The Holders of a majority in principal amount of a Series of Securities by notice to the Trustee may waive an existing Default and its consequences with respect to such Series, except (a) a Default in the payment of the principal of or interest on any Security of such Series or (b) a Default in respect of a provision that under Section 8.2 cannot be amended without the consent of each affected Securityholder of such Series. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

SECTION 5.5       Control by Majority.

    The Holders of a majority in principal amount of the Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities or Guarantee of such Series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or the Guarantee Agreement, or, subject to Section 6.1, that the Trustee determines is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification from Securityholders of such Series reasonably satisfactory to it against all risk, losses and expenses caused by taking or not taking such action. Subject to Section 6.1, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Securityholders pursuant to this Indenture, unless such Securityholders shall have provided to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred in compliance with such request or direction.

SECTION 5.6       Limitation on Suits.

    A Securityholder of a Series may pursue a remedy with respect to this Indenture, the Guarantee Agreement or the Securities of such Series only if:

        (a) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to that Series;

        (b) the Holders of at least 25% in principal amount of the Securities of such Series make a written request to the Trustee to pursue the remedy;

        (c) such Holder or Holders offer to the Trustee security or indemnity reasonably satisfactory to it against any loss, liability or expense;

        (d) the Trustee does not comply with the request within 60 days after receipt of the notice, request and the offer of security or indemnity; and

        (e) the Holders of a majority in principal amount of the Securities of such Series do not give the Trustee a direction inconsistent with the request during such 60-day period.

    A Securityholder may not use this Indenture or the Guarantee Agreement to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 5.7       Rights of Holders To Receive Payment.

    Notwithstanding any other provision of this Indenture or the Guarantee Agreement, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed or provided for in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 5.8       Collection Suit by Trustee.

    If an Event of Default specified in Section 5.1(a) or (b) occurs and is continuing with respect to a Security, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, the Guarantor or any other obligor on such Security for the whole amount of principal and interest remaining unpaid (together with interest on such unpaid interest to the extent lawful) and the amounts provided for in Section 6.7.

SECTION 5.9       Trustee May File Proofs of Claim.

    The Trustee may file such proofs of claim and other papers or documents and take such other actions including participating as a member or otherwise in any committees of creditors appointed in the matter as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the amounts provided in Section 6.7) and the Securityholders allowed in any judicial proceedings relative to the Company, the Guarantor or the creditors or the property of the Company or the Guarantor and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders of each Series in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 6.7. To the extent that the payment of any such amount due to the Trustee under Section 6.7 out of the estate in any such proceeding shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

    No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, the Guarantee or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 5.10      Priorities.

    If the Trustee collects any money or other consideration pursuant to this Article, it shall pay out the money or other consideration in the following order:

        First: to the Trustee for amounts due under Section 6.7;

        Second: to Securityholders for amounts due and unpaid on the Securities of the relevant Series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such Series for principal and interest, respectively; and

        Third: to the Company.

    The Trustee may fix a record date and payment date for any payment to Securityholders of such Series pursuant to this Section. At least 15 days before such record date, the Company shall give written notice to each Securityholder of such Series and the Trustee of the record date, the payment date and amount to be paid.

SECTION 5.11      Undertaking for Costs.

    In any suit for the enforcement of any right or remedy under this Indenture or the Guarantee Agreement or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.7, or a suit by Holders of more than 10% in principal amount of the Securities of any Series.

SECTION 5.12      Waiver of Stay or Extension Laws.

    The Company shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                     TRUSTEE

SECTION 6.1       Duties of Trustee.

    (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Guarantee Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

    (b)  Except during the continuance of an Event of Default:

        (i) The Trustee need perform only those duties that are specifically set forth in this Indenture or the Guarantee Agreement and no others and no implied covenants or obligations shall be read into this Indenture or the Guarantee Agreement against the Trustee.

        (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture or the Guarantee Agreement. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture or the Guarantee Agreement, as the case may be (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

    (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

        (i) This paragraph does not limit the effect of paragraph (b) of this Section.

        (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

        (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.2, 5.4 or 5.5.

        (iv) No provision of this Indenture or the Guarantee Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it receives indemnity satisfactory to it against any risk, loss, liability or expense.

    (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

    (e) The Trustee, in its capacity as Trustee and Registrar and Paying Agent, shall not be liable to the Company, the Guarantor, the Securityholders or any other Person for interest on any money received by it, including, but not limited to, money with respect to principal of or interest on the Securities of any Series, except as the Trustee may agree with the Company.

    (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 6.2       Rights of Trustee.

    (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

    (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate, an Opinion of Counsel or both covering such matters as it shall reasonably determine. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officers' Certificate or Opinion of Counsel.

    (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

    (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

    (e) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice of such counsel.

    (f) The Trustee shall not be obligated to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or any other paper or document.

    (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Guarantee Agreement at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

    (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

SECTION 6.3       Individual Rights of Trustee.

    The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantor or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11.

SECTION 6.4       Trustee's Disclaimer.

    The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities of any Series, it shall not be accountable for the Company's use of the proceeds from the Securities of any Series, and it shall not be responsible for any recital or statement in this Indenture or the Securities of any Series other than its authentication. The Trustee shall have no duty to ascertain or inquire as to the performance of the Company's covenants in Article III hereof or the Guarantor's covenants in Article Five of the Guarantee Agreement.

SECTION 6.5       Notice of Defaults.

    If a Default or an Event of Default occurs and is continuing and if it is actually known to a Trust Officer of the Trustee, the Trustee shall mail to Securityholders of the affected Series a notice of the Default or Event of Default within 90 days after a Trust Officer of the Trustee has actual knowledge of the occurrence thereof. Except in the case of a Default in any payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders of the affected Series.

SECTION 6.6       Reports by Trustee to Holders.

    Within 60 days after the reporting date stated in Section 10.10, the Trustee shall mail to Securityholders a brief report dated as of such date that complies with TIA Section 313(a) if required by that Section. The Trustee also shall comply with TIA Section 313(b)(2).

    A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which Securities are listed. The Company shall promptly notify the Trustee when Securities are listed on any stock exchange and of any delisting thereof.

SECTION 6.7       Compensation and Indemnity.

    The Company shall pay to the Trustee from time to time such compensation for its services as the parties shall agree. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket disbursements, expenses and advances incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket disbursements and expenses of the Trustee's agents, counsel and other professionals.

    The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense, including reasonable attorneys' fees, disbursements and expenses, incurred by it arising out of or in connection with the administration of this trust and the performance of its duties hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

    The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

    To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of any Series.

    Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

    The Company's obligations under this Section 6.7 and any Lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article VII of this Indenture and the termination of this Indenture.

SECTION 6.8       Replacement of Trustee.

    A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

    The Trustee may resign at any time with respect to any Series of Securities by so notifying the Company in writing. Provided that no Event of Default has occurred and is continuing, the Company may remove the Trustee with respect to any Series of Securities at any time by so notifying the Trustee of such Series of Securities. The Holders of a majority in principal amount of the Securities of any Series may, by written notice to the Trustee, remove the Trustee as Trustee with respect to that Series of Securities by so notifying the Trustee and the Company. The Company, by notice to such Trustee, shall remove such Trustee if:

       (a)  such Trustee fails to comply with Section 6.10;

       (b)  such Trustee is adjudged a bankrupt or an insolvent;

       (c) a receiver or public officer takes charge of such Trustee or its property; or

       (d)  such Trustee becomes incapable of acting.

    If the Trustee resigns or is removed or becomes incapable of acting or if a vacancy exists in the office of Trustee for any reason with respect to one or more Series of Securities, the Company by Board Resolution shall promptly appoint a successor Trustee or Trustees with respect to such Series of Securities (it being understood that any such successor Trustee may be appointed with respect to one or more or all Series of Securities and at any time there shall be only one Trustee with respect to any particular Series of Securities). Within one year after the successor Trustee of a Series of Securities takes office, the Holders of a majority in principal amount of such Securities of the affected Series may appoint a successor Trustee of such Series to replace the successor Trustee of such Series appointed by the Company.

    If a successor Trustee for a particular Series of Securities does not take office within 60 days after the retiring Trustee of such Series resigns or is removed, the retiring Trustee of such Series, the Company or the Holders of at least 10% in principal amount of the Securities of the affected Series may petition any court of competent jurisdiction for the appointment of a successor Trustee for such Series.

    If the Trustee for a particular Series of Securities fails to comply with
Section 6.10, any Securityholder who has been a bona fide Holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee of such Series and the appointment of a successor Trustee of such Series. The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any Series and each appointment of a successor Trustee with respect to the Securities of any Series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such Series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such Series and the address of its corporate trust office.

    A successor Trustee of all Securities shall execute, acknowledge and deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and such successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 6.7.

    In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) Series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more Series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust of trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further action, shall become vested with all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates, subject to the Lien provided for in Section 6.7.

    Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the two preceding paragraphs, as the case may be.

    No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.9       Successor Trustee by Merger, etc.

    If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 6.10      Eligibility; Disqualification; Conflicting Interests.

    This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and (10). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b). Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the second-to-last paragraph of TIA Section 310(b). If the Trustee has or shall acquire any conflicting interest, with respect to the Securities of a Series, it shall within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that Series in the manner prescribed in the TIA. The Trustee shall not be deemed to have a conflicting interest under the TIA by virtue of being a trustee under the Indenture dated as of August 10, 2000 between the Guarantor and the Trustee, the Indenture dated as of April 25, 2001 between Calpine Canada Energy Finance ULC and the Trustee, the securities under which are guaranteed by the Guarantor, and the Indenture dated as of April 30, 2001 between the Guarantor and the Trustee.

SECTION 6.11      Preferential Collection of Claims Against Company.

    The Trustee shall comply with TIA Section 311(a), except with respect to any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed is subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE VII

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 7.1       Discharge of Liability on Securities.

    If (i) the Company delivers to the Trustee all outstanding Securities of a Series (other than Securities replaced or paid pursuant to Section 2.8 or Securities for whose payment money has theretofore been deposited in trust by the Company with the Trustee or a Paying Agent and thereafter repaid to the Company as provided in the second sentence of Section 7.6) for cancellation or
(ii) all outstanding Securities of such Series have become due and payable and the Company irrevocably deposits with the Trustee as trust funds solely for the benefit of the Holders for that purpose funds sufficient to pay at maturity or on redemption the principal of and all accrued interest on all outstanding Securities of such Series (other than Securities replaced or paid pursuant to Section 2.8 or Securities for whose payment money has heretofore been deposited in trust by the Company with the Trustee or Paying Agent and thereafter repaid to the Company as provided in the second sentence of Section 7.6), and if in either case the Company pays all other sums payable hereunder by the Company with respect to such Series, then, subject to Sections 7.2 and 7.7, this Indenture shall cease to be of further effect with respect to such Series. The Trustee shall acknowledge satisfaction and discharge of this Indenture with respect to such Series on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

SECTION 7.2       Termination of Company's Obligations.

    Except as otherwise provided in this Section 7.2, the Company may terminate its obligations under the Securities of a Series and this Indenture with respect to such Series if:

    (i) the Securities of such Series mature or are redeemable within one year,
    (ii) the Company irrevocably deposits in trust with the Trustee or Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company) under the terms of an irrevocable trust agreement in form satisfactory to the Trustee, as trust funds solely for the benefit of the Holders of such Series for that purpose, money or U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with its terms, will provide, not later than one Business Day prior to the applicable payment date, money sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of interest, to pay principal and interest on the Securities of such Series to maturity or redemption, and to pay all other sums payable by it hereunder, (iii) no Default with respect to such Series shall have occurred and be continuing on the date of such deposit, (iv) such deposit will not result in or constitute a Default or result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound and (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to such Series have been complied with; provided, however, that the Trustee or Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to the Securities and if the Securities of the Series are to be redeemed, either the Securities have been called for redemption or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of the notice of redemption by the Trustee in the name, and at the expense, of the Company.

    With respect to the foregoing, the Company's obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.12, 3.1, 3.2, 6.7, 6.8, 7.5, 7.6 and 7.7 shall survive until the Securities of such Series are no longer outstanding. Thereafter, only the Company's obligations in Sections 6.7, 6.8, 7.6 and 7.7 shall survive. After any such irrevocable deposit and fulfillment of the other requirements of this Section 7.2, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such Series and this Indenture with respect to such Series except for those surviving obligations specified above.

SECTION 7.3       Defeasance and Discharge of Indenture.

    If so provided with respect to a Series of Securities in accordance with
Section 2.1, the Company will be deemed to have paid and will be discharged from any and all obligations in respect of such Series on the 123rd day after the date of the deposit referred to in clause (i) hereof, and the provisions of this Indenture will no longer be in effect with respect to such Series, in each case subject to the penultimate paragraph of this Section 7.3, and the Trustee, at the reasonable request of and at the expense of the Company, shall execute proper instruments acknowledging the same, except as to (a) rights of registration of transfer and exchange, (b) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities of such Series, (c) rights of Holders of such Series to receive payments of principal thereof and interest thereon, (d) the Company's obligations under Section 3.2, (e) the rights, obligations and immunities of the Trustee hereunder including those arising under Section 6.7 hereof, (f) the rights of the Holders of such Series as beneficiaries of this Indenture with respect to the property so deposited with the Trustee payable to all or any of them and (g) the rights, obligations and immunities which survive as provided in the penultimate paragraph of this
Section 7.3; provided, however, that the following conditions shall have been satisfied:

        (i) with reference to this Section 7.3, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company) and conveyed all right, title and interest for the benefit of the Holders of such Series, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of such Holders, in and to, (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one Business Day before the due date of any payment referred to in this clause (i), money in an amount or
    (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of any reinvestment of interest and after payment of all federal, state and local taxes or other fees, charges and assessments in respect thereof payable by the Trustee or Paying Agent, the principal of and interest on the outstanding Securities of such Series when due; provided, however, that the Trustee or Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to such Series;

        (ii) such deposit will not result in or constitute a Default or result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound;

        (iii) no Default with respect to such Series shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after such date of deposit;

        (iv) the Company shall have delivered to the Trustee (A) either (1) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the Company's exercise of its option under this Section 7.3 and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (2) an Opinion of Counsel (who may not be an employee of the Company) to the same effect as the ruling described in clause (1) accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable U.S. federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required, and (B) an Opinion of Counsel to the effect that (1) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (2) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder of such Series who may be deemed to be an "insider" for purposes of Title 11 of the United States Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (x) the trust funds will no longer remain the property of the Company (and therefore, will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (y) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, (I) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to Holders of such Series, the Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (II) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding; and

        (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.3 have been complied with.

    Notwithstanding the foregoing clause (i), prior to the end of the 123-day period referred to in clause (iv)(C)(2) above, none of the Company's obligations under this Indenture with respect to such Series shall be discharged. Subsequent to the end of such 123-day period with respect to this Section 7.3, the Company's obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.12, 3.1,
3.2, 6.7, 6.8, 7.6 and 7.7 shall survive with respect to such Series until the Series is no longer outstanding. Thereafter, only the Company's obligations in Sections 6.7, 7.6 and 7.7 shall survive with respect to such Series. If and when a ruling from the Internal Revenue Service or Opinion of Counsel referred to in clause (iv)(A) above and an Opinion of Counsel referred to in clause (iv)(B) above are able to be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations under Section 3.1, then the Company's obligations under such Section 3.1 with respect to such Series shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.3.

    After any such irrevocable deposit and the fulfillment of the other requirements of this Section 7.3, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such Series and this Indenture with respect to such Series except for those surviving obligations in the immediately preceding paragraph.

    Before or after a deposit pursuant to this Section, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article IX.

SECTION 7.4       Defeasance of Certain Obligations.

    If so provided with respect to a Series of Securities in accordance with
Section 2.1, the Company may omit to comply with any term, provision or condition set forth in Sections 3.3 and 3.4 or any covenant established with respect to such Series pursuant to Section 2.1(9), and clause (c) of Section 5.1 with respect to Sections 3.3 and 3.4 or any such covenant, and clause (d) of
Section 5.1 shall be deemed not to be an Event of Default, in each case with respect to the outstanding Securities of such Series, if:

    (i) with reference to this Section 7.4, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company) and conveyed all right, title and interest for the benefit of the Holders of such Series, under the terms of an irrevocable trust agreement in form satisfactory to the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Series, in and to, (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one Business Day before the due date of any payment referred to in this clause (i), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other fees, charges and assessments in respect thereof payable by the Trustee or Paying Agent, the principal of, premium, if any, and interest on the outstanding Securities of such Series when due; provided, however, that the Trustee or Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and interest with respect to such Series;

        (ii) such deposit will not result in or constitute a Default or result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound;

        (iii) no Default with respect to such Series shall have occurred and be continuing on the date of such deposit;

        (iv) the Company has delivered to the Trustee one or more Opinions of Counsel who are not employed by the Company to the effect that (A) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (B) the Holders of such Series have a valid first-priority security interest in the trust funds, (C) such Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (D) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either
    (1) the trust funds will no longer remain the property of the Company (and therefore, will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (2) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, (x) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to such Holders, the Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (y) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding; and

        (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.4 have been complied with.

    Before or after a deposit pursuant to this Section, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article IX.

SECTION 7.5       Application of Trust Money.

    Subject to Section 7.7 of this Indenture, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to
Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of and interest on the Securities of the relevant Series. The Trustee shall be under no obligation to invest such money or U.S. Government Obligations and in no event shall the Trustee have any liability for, or in respect of, any such investment made.

SECTION 7.6       Repayment to Company.

    Subject to Sections 6.7, 7.1, 7.2, 7.3 and 7.4 of this Indenture, the Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or U.S. Government Obligations held by them at any time pursuant to this Article, which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which delivery shall only be required if U.S. Government Obligations have been so provided), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent discharge or defeasance in accordance with this Article VII, and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest of any Series that remains unclaimed for two years; provided, however, that the Company shall if requested by the Trustee or the Paying Agent, give the Trustee or such Paying Agent indemnification reasonably satisfactory to it against any and all liability which may be incurred by it by reason of such payment. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

SECTION 7.7     Reinstatement.

        If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of the applicable Series shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 7.1, 7.2, 7.3 or 7.4 of this Indenture, as the case may be; provided, however, that, if the Company has made any payment of principal of or interest on any Series of Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Series to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

SECTION 7.8 Deposited Money and U.S. Government Obligations to be Held in Trust: Miscellaneous Provisions.

        The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

SECTION 7.9     Terms and Conditions of Defeasance Subject to Section 2.1.

        The terms and conditions of Sections 7.3, 7.4, 7.5, 7.6, 7.7 and 7.8 are each subject to any modifications thereof effected pursuant to paragraph (16) of the second paragraph of Section 2.1.

                                  ARTICLE VIII

                           AMENDMENTS AND SUPPLEMENTS

SECTION 8.1       Without Consent of Holders.

        The Company, when authorized by a Board Resolution, and the Trustee may amend this Indenture or a Series of Securities or enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) without notice to or the consent of any Securityholder for one or more of the following purposes:

        (a)     to cure any ambiguity, omission, defect or inconsistency;

        (b)     to comply with Article IV;

        (c) to provide for uncertificated Securities of such Series in addition to certificated Securities of such Series; provided, however, that such uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that such uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

        (d) to add additional guarantees with respect to such Series or to secure such Series;

        (e) to add to the covenants of the Company for the benefit of the Holders of such Series or to surrender any right or power herein conferred upon the Company;

        (f) to comply with the requirements of the SEC in connection with qualification of the Indenture under the TIA;

        (g) to make any change that does not adversely affect the rights of any Securityholder of such Series; including, without limitation, changing any payment record dates as necessary to conform to then-current market practice; or

        (h) to provide for the issuance of Securities with terms not currently contemplated by Section 2.1.

        After an amendment or supplement pursuant this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment or supplement. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section.

SECTION 8.2       With Consent of Holders.

        The Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities of a Series with the written consent of the Holders of a majority in principal amount of the Securities of each Series affected by such amendment or supplement. However, without the consent of each Securityholder affected, an amendment or supplement under this Section may not:

        (a) reduce the amount of Securities the Holders of which must consent to an amendment or supplement or waiver;

        (b) reduce the rate of or change the time for payment of interest on any Security;

        (c) reduce the principal of or change the Stated Maturity of any Security;

        (d) modify any redemption or repurchase right to the detriment of a Holder;

        (e) make any Security payable in currency or consideration other than that stated in the Security;

        (f)     modify the Guarantee to the detriment of a Holder.

        (g) make any change in Section 5.4, Section 5.7 or this second sentence of this Section 8.2.

        An amendment or supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other Series.

        It shall not be necessary for the consent of the Holders under this
Section 8.2 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

        After an amendment or supplement under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment or supplement. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section.

SECTION 8.3       Compliance with Trust Indenture Act.

        Every amendment or supplement to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 8.4       Revocation and Effect of Consents.

        Until an amendment or supplement under this Article becomes effective, a consent to it by a Holder of any Security is a continuing consent by the Holder and every subsequent Holder of Securities of that Series or portion thereof that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or supplement becomes effective.

        After an amendment or supplement becomes effective, it shall bind every Securityholder of the affected Series.

SECTION 8.5       Notation on or Exchange of Securities.

        If an amendment changes the terms of a Security, the Trustee may require the Holders of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Securities of such Series regarding the changed terms and return it to the Holders. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Securities of such Series shall issue and the Trustee shall authenticate new Securities of such Series that reflect the changed terms. Failure to make the appropriate notation or to issue a new Securities of such Series shall not affect the validity of such amendment.

SECTION 8.6       Trustee To Sign Amendments.

        The Trustee shall sign any supplemental indenture which sets forth an amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee under this Indenture or otherwise. If it does, the Trustee may but need not sign it. In signing such supplemental indenture the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture and, with respect to an amendment or supplement pursuant to
Section 8.2, evidence of the consents of Holders required in connection therewith.

SECTION 8.7       Fixing of Record Dates.

        The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 2.6 prior to such solicitation. If a record date is fixed, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date; provided, however, that unless such vote or consent is obtained from the Holders (or their duly designated proxies) of the requisite principal amount of outstanding Securities prior to the date which is the 120th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

                                   ARTICLE IX

                                   REDEMPTION

SECTION 9.1       Applicability of Article.

        Securities of any Series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.1) in accordance with this Article.

SECTION 9.2       Election to Redeem; Notice to Trustee.

        The election of the Company to redeem Securities of any Series shall be evidenced by a resolution of the Board of Directors. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such Series to be redeemed. In the case of any redemption of such Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) that is subject to compliance with any conditions provided for in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or conditions.

SECTION 9.3       Selection by Trustee of Securities to be Redeemed.

        If less than all the Securities of the Series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such Series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to authorized denominations for Securities of that Series) of the principal amount of Securities of such Series.

        The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any Series shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 9.4       Notice of Redemption.

        Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's registered address.

        All notices of redemption shall identify the Securities to be redeemed (including CUSIP and, if applicable, ISIN and Common Code numbers) and shall state:

                (1) the Redemption Date,

                (2) the Redemption Price,

                (3) if less than all the outstanding Securities of such Series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                (6) that the redemption is for a sinking fund, if such is the case.

        Notice of redemption of Securities of any Series to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

SECTION 9.5       Deposit of Redemption Price.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such at the close of business on the relevant record dates according to their terms.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 9.6       Securities Redeemed in Part.

        Any Security which is to be redeemed only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee for such Security so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same Series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                    ARTICLE X

                                  MISCELLANEOUS

SECTION 10.1      Trust Indenture Act Controls.

        If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of TIA Sections 310 to 317, inclusive, through operation of TIA Section 318(c), such imposed duties shall control.

SECTION 10.2      Notices.

        Any notice or communication shall be in writing and delivered in person, or mailed by first-class mail (certified, return receipt requested), addressed as follows:

         if to the Company:

                                    Calpine Canada Energy Finance II ULC
                                    Suite 800, Purdy's Wharf, Tower 1
                                    1959 Upper Water Street
                                    P.O. Box 997
                                    Halifax, Nova Scotia B3J 3N2
                                    with a copy to:

                                    Calpine Corporation
                                    50 West San Fernando Street
                                    San Jose, California 95113
                                    Attn: General Counsel

                                    if to the Trustee:

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention: Corporate Trust Administration

        The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications. Any notice to the Trustee under this Indenture shall be deemed given only when received by the Trustee at the address specified in this Section 10.2.

        Any notice or communication to a Securityholder shall be mailed by first-class mail to the Securityholder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

        If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

        If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 10.3      Communication by Holders with Other Holders.

        Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 10.4      Certificate and Opinion as to Conditions Precedent.

        Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee:

                (a) an Officers' Certificate in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

                (b) an Opinion of Counsel in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel (which may rely upon an Officers' Certificate as to factual matters), all such conditions precedent have been complied with.

SECTION 10.5      Statements Required in Certificate or Opinion.

        Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture other than certificates provided pursuant to Section 3.5 shall include:

                (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 10.6      Rules by Trustee and Agents.

        The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.7      Legal Holidays.

        A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York, the State(s) (if in the United States) or cities (if outside of the United States) in which the offices of the Trustee or any Paying Agent are located, or, if the Securities are listed on a stock exchange, the jurisdiction in which such stock exchange is located. If a payment date is a Legal Holiday, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the regular record date shall not be affected.

SECTION 10.8      Successors; No Recourse Against Others.

        (a) All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

        (b) All liability of the Company described in the Securities insofar as it relates to any director, officer, employee or stockholder, as such, of the Company is waived and released by each Securityholder.

SECTION 10.9      Duplicate Originals.

        The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 10.10     Other Provisions.

        The first certificate pursuant to Section 3.5 shall be for the fiscal year ending on December 31, 2001.

        The reporting date for Section 6.6 is April 15 of each year. The first reporting date is April 15, 2002.

SECTION 10.11     Governing Law.

        The laws of the State of New York govern this Indenture and the Securities, without regard to the conflicts of laws rules thereof.

SECTION 10.12.  Jurisdiction.

        The Company agrees that any suit, action or proceeding against the Company brought by any Holder or the Trustee arising out of or based upon this Indenture or the Securities may be instituted in a U.S. Federal or New York state court located in New York City, and any appellate court from any thereof, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Indenture or the Securities, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which the Company, is subject by a suit upon such judgment; provided that service of process is effected upon the Company, in the manner provided by this Indenture. The Company has irrevocably appointed CT Corporation Systems with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action, or proceeding arising out of or based upon this Indenture, the Securities or the transactions contemplated herein which may be instituted in any U.S. Federal or state court located in New York City by any Holder or the Trustee and expressly accepts the non-exclusive jurisdiction of any such courts in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action involving the Company arising out of or based upon this Indenture or the Securities may be instituted by any Holder or the Trustee in any court of competent jurisdiction in Canada.

SECTION 10.13.  Judgment Currency.

        The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities (the "Required Currency") into a currency other than the currency in which the Securities are denominated, in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                                   SIGNATURES

                                       CALPINE CANADA ENERGY FINANCE II ULC


                                       By
                                          --------------------------------------
                                          Name: [Ann B. Curtis]
                                          Title:  [Executive Vice President]


                                       WILMINGTON TRUST COMPANY,
                                         as Trustee


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:

Dated:  October __, 2001

                                                                       EXHIBIT A

                           (FORM OF FACE OF SECURITY)

                           [Global Securities Legend]

    [TO BE INSERTED ONLY IN UNITED STATES DOLLAR-DENOMINATED GLOBAL SECURITY]

    THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") OR A NOMINEE THEREOF. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.


               [TO BE INSERTED ONLY IN GLOBAL SECURITY DENOMINATED
                 IN A CURRENCY OTHER THAN UNITED STATES DOLLARS]

    THIS SECURITY IS ISSUED IN GLOBAL FORM AND REGISTERED IN THE NAME OF A COMMON DEPOSITORY FOR EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM ("EUROCLEAR") AND CLEARSTREAM BANKING, S.A., FORMERLY CEDELBANK ("CLEARSTREAM") OR A NOMINEE THEREOF. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF KREDIETBANK S.A. LUXEMBOURGEOISE, OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CLEARSTREAM (AND ANY PAYMENT IS MADE TO KREDIETBANK S.A. LUXEMBOURGEOISE, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, KREDIETBANK S.A. LUXEMBOURGEOISE, HAS AN INTEREST HEREIN.

    UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN ACCORDANCE WITH THE TERMS HEREOF AND OF THE INDENTURE (AS DEFINED BELOW), THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITORY TO A NOMINEE OF THE COMMON DEPOSITORY OR BY A NOMINEE OF THE COMMON DEPOSITORY TO THE COMMON DEPOSITORY OR ANOTHER NOMINEE OF THE COMMON DEPOSITORY OR BY THE COMMON DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR COMMON DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITORY.

                         [Restricted Securities Legend]

                    [TO BE INSERTED ONLY ON INITIAL SECURITY]

    THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

    THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) INSIDE THE U.S. TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE U.S. IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (v) TO THE ISSUER, IN EACH OF CASES (i) THROUGH
(iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                         [Temporary Regulation S Legend]

            [TO BE INSERTED ONLY ON TEMPORARY REGULATION S SECURITY]

    THIS SECURITY IS A TEMPORARY GLOBAL SECURITY. PRIOR TO THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD SET FORTH IN RULE 903(b)(2)(ii) UNDER THE U.S. SECURITIES ACT APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON WHO PURCHASED SUCH INTEREST IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT. BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR DEFINITIVE SECURITIES. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

                      CALPINE CANADA ENERGY FINANCE II ULC

                          _____% SENIOR NOTE DUE _____

No.____                                                         [$]_____________
                                                                CUSIP:
                                                                [ISIN: ]
                                                                [Common Code:]

    Calpine Canada Energy Finance II ULC, a public limited company organized under the laws of Nova Scotia, Canada (the "Company"), promises to pay to [Cede & Co.]* [Kredietbank S.A. Luxembourgeoise]**, or registered assigns, the principal amount of ____________ [Dollars or Other Currency] [or such other principal amount as is set forth in the Schedule of Increases and Decreases of Global Security annexed hereto]***.

                     Interest Payment Dates: _____ and _____
                          Record Dates: _____ and _____

    This Security is fully and unconditionally guaranteed by Calpine Corporation, a Delaware corporation, as set forth in the Guarantee Agreement, dated [_________], 2001, made by Calpine Corporation and in the Guarantee endorsed hereon.

    Additional provisions of this Security are set forth on the reverse hereof.

    IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date: _______________


                                       CALPINE CANADA ENERGY FINANCE II ULC


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


TRUSTEE'S CERTIFICATE
OF AUTHENTICATION:

Wilmington Trust Company, as Trustee,
certifies that this is one of the Securities referred to in the Indenture.


By:                                      Dated:
    -------------------------------            --------------------------------
         Authorized Officer

*   Insert only in United States dollar-denominated Global Security.

** Insert only in Global Security denominated in a currency other than United States dollars.

*** Insert only in Global Securities.

                          (Form of Reverse of Security)

                      CALPINE CANADA ENERGY FINANCE II ULC
                           ___% SENIOR NOTE DUE _____

    (1) Interest. (a) Calpine Canada Energy Finance II ULC, an unlimited liability company organized under the laws of Nova Scotia, Canada (such company, and its successors and assigns under the Indenture referred to below, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the interest rate per annum shown above. The Company will pay interest semiannually on __________ and __________ of each year. Interest on the Securities of this Series will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from ________________. Interest will be computed as set forth in the Directors' Certificate or supplemental indenture delivered pursuant to
Section 2.1.

    [(b) The Holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated as of _________, __, _____, between the Company and the Guarantor for the benefit of the Holders of Securities specified therein (the "Registration Agreement"). Capitalized terms used in this paragraph 1(b), but not defined herein have the meanings assigned to them in the Registration Agreement. In the event that (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the Commission on or prior to the [ ] day after the Issue Date, (ii) the Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the [ ] day after the Issue Date, (iii) neither the Exchange Offer has been consummated nor the Shelf Registration Statement has been declared effective by the Commission on or prior to the [ ] day after the Issue Date, or (iv) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable (subject to certain exceptions contained in the Registration Agreement) in connection with resales of the Securities at any time that the Company and the Guarantor is obligated to maintain effectiveness thereof pursuant to the Registration Agreement (each such event referred to in clauses (i) through (iv) above being referred to herein as a "Registration Default"), interest (the "Special Interest") shall accrue (in addition to stated interest on the Securities) from and including the date on which the first such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, at a rate per annum (or a pro rata portion thereof for periods shorter than one year) equal to ____% of the principal amount of the Securities. The Special Interest will be payable in cash semiannually in arrears each _____ __ an _____ __ in the same manner as ordinary interest.

    Whenever in this Security there is mentioned, in any context, the payment of principal, premium, if any, or interest or any other amount payable under or with respect to any Security, such mention shall be deemed to include mention of the payment of Special Interest to the extent that, in such context, Special Interest is, was or would be payable in respect thereof.] [Modify to reflect definitive Registration Agreement].

     (2) Method of Payment. The Company will pay interest on the Securities of this Series (except Defaulted Interest) to the persons who are registered Holders of Securities of this Series at the close of business on the record date next preceding the interest payment date even though such Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address. [Set forth any obligation to pay additional amounts in connection with any tax gross up.]

     (3) Paying Agent, Registrar, Transfer. Initially, Wilmington Trust Company, a Delaware banking corporation (the "Trustee"), will act as Paying Agent, Transfer Agent and Registrar. [The initial Paying Agent and Transfer Agent in _______________ is _____________________.](*) The Company may change any Paying
Agent, Transfer Agent or, Registrar or co-registrar without notice. The Company may act as Paying Agent, Transfer Agent or Registrar. [Set forth in Initial Security procedures for insuring compliance with the Securities Act in connection


----------

(*) Include only in Global Security denominated in a currency other than United States dollars.

with transfers and exchanges, including procedures for transfers of beneficial interests between Rule 144 Global Securities and Regulation S Global Securities.]

     (4) Indenture. The Company issued the Securities of this Series under an Indenture dated as of October __, 2001 (the "Indenture") between the Company and the Trustee. The Securities are unsecured general obligations of the Company issued and to be issued in one or more Series under the Indenture and may be issued in an unlimited principal amount. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"). Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms.

     (5) Guarantee. The Securities of this Series are entitled to the benefits under the Guarantee Agreement, dated October __, 2001 (the "Guarantee Agreement"), made by Calpine Corporation, a Delaware corporation.

     [(6) Redemption. The Securities of this Series are redeemable, at the option of the Company, at any time in whole or from time to time in part, on not less than [ ] nor more than [ ] days' prior notice to the registered Holders of Securities of this Series, on any date prior to its maturity (a "Redemption Date") at a redemption price equal to: (i) 100% of the outstanding principal amount of the Securities of this Series being redeemed; plus (ii) accrued and unpaid interest on the Securities of this Series being redeemed to, but excluding, the Redemption Date; plus (iii) a Make-Whole Premium. In no event will the redemption price on the Securities of this Series be less than 100% of the principal amount of the Securities of this Series being redeemed plus accrued and unpaid interest thereon. "Make-Whole Premium" means an amount equal to the Discounted Present Value calculated for any Security of this Series subject to redemption less the unpaid principal amount of the Security of this Series; provided, however, that no Make-Whole Premium shall be less than zero. For purposes of the definition of "Make-Whole Premium," the "Discounted Present Value" of any Securities of this Series subject to redemption shall be equal to the discounted present value of all principal and interest payments scheduled to become due in respect of the Securities of this Series after the Redemption Date, calculated using a discount rate equal to the sum of (1) the yield to maturity on the United States treasury security having a maturity date equal to the maturity date of the Securities of this Series and trading in the secondary market at the price closest to par and (2) [ ] basis points, provided, however, that if there is no United States Treasury security having a maturity date equal to the maturity date of the Securities of this Series, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest month, if necessary) from the yields to maturity for the two United States treasury securities having maturity dates most closely corresponding to the maturity date of the Securities of this Series and trading in the secondary market at the price closest to par. Notwithstanding Section 9.4 of the Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the redemption price but only the manner of calculation thereof. The Company shall notify the Trustee of the redemption price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said redemption price.] [Must be modified or deleted as necessary pursuant to terms of redemption, if any, of the Securities.]

     (7) Denominations; Transfer; Exchange. The Securities of this Series are in registered form without coupons in denominations of $1,000 and any integral multiple thereof [or as otherwise set forth in the Security]. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required
(A) to issue, register the transfer of or exchange any Securities of a Series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 9.3 of the Indenture and ending at the close of business on the day of such mailing or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (8) Defeasance. Subject to certain conditions and unless otherwise provided in the terms of the Securities of this Series, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Securities to maturity. [Must be modified or deleted as necessary pursuant to terms of defeasance, if any, of the Securities.]

     (9) Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) will be paid to the person that was the registered Holder on the relevant record date for such payment of interest.

     (10) Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Securities may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Securities of each Series affected; and (ii) any existing default with respect to the Securities of this Series may be waived with the consent of the Holders of a majority in principal amount of the Securities of such Series. Without the consent of any Securityholder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for guarantees with respect to, or security for, the Securities, or to comply with the TIA or to add additional covenants or surrender Company rights, or to make any change that does not adversely affect the rights of any Securityholder.

     (11) Remedies. If an Event of Default with respect to the Securities of this Series occurs and is continuing, the Trustee or Holders of at least 25% in principal amount of the Securities of this Series may declare all the Securities of this Series to be due and payable immediately. Securityholders may not enforce the Indenture, the Guarantee Agreement and the Guarantee or the Securities of this Series except as provided in the Indenture. The Trustee may require an indemnity before it enforces the Indenture, the Guarantee Agreement or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities of a Series may direct the Trustee in its exercise of any trust or power with respect to such Series. The Trustee may withhold from Securityholders notice of any continuing default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     (12) Trustee Dealings with Company. Subject to the provisions of the TIA, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee will initially be Wilmington Trust Company.

     (13) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     (14) Authentication. This Security shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

     (15) Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

[(16) Holders' Compliance with Registration Rights Agreement. Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration of their Securities and the indemnification of the Company to the extent provided therein.] [Insert only in Initial Security].


     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused a CUSIP number, and, if applicable, ISIN and Common Code numbers, to be printed on the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers placed thereon.

     THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS SECURITY IN TWELVE-POINT TYPE. REQUESTS MAY BE MADE TO: SECRETARY, CALPINE CORPORATION, 50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA 95113.

                                    GUARANTEE

         For value received, CALPINE CORPORATION, a Delaware corporation (including any successor under the Guarantee Agreement referred to in the Security upon which this Guarantee is endorsed, the "Guarantor") hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee and its successors and assigns on behalf of such Holder, that: the principal of, premium thereon (if any) and interest on such Security will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on such Security and all other obligations of the Company to the Holder of such Security or the Trustee or under the Indenture will be promptly paid in full or performed, all in accordance with the terms hereof and thereof.

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Security upon which this Guarantee is endorsed or of the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or the Trustee with respect to any provisions hereof or of the Indenture, the Guarantee Agreement or the Securities, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor.

         The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Indenture and the Security upon which this Guarantee is endorsed. This is a guarantee of payment and not of collection.

         If the Holder of such Security or the Trustee is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by the Company or the Guarantor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

         The Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of the Guarantor's obligations under the Guarantee or the Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of the Guarantor shall be made before, the payment in full in cash of the Security upon which this Guarantee is endorsed in accordance with the provisions provided therefor in the Indenture.

         All capitalized terms used without definition in this Guarantee shall have the respective meanings assigned to such terms in the Guarantee Agreement.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.



                                       CALPINE CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

          [TO BE ATTACHED TO SECURITIES OTHER THAN INITIAL SECURITIES]

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

    I or we assign and transfer this Security to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)




--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec or tax I.D. no.)

and irrevocably appoint ____________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                                 Signed:
      ---------------------                   ----------------------------------
                                             (Sign exactly as your name appears
                                             on the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                     [TO BE ATTACHED TO INITIAL SECURITIES]

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

    I or we assign and transfer this Security to


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)



-------------------------------------------------------------------------------
                  (Insert assignee's soc. sec or tax I.D. no.)

and irrevocably appoint ____________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                                 Signed:
      ---------------------                   ----------------------------------
                                             (Sign exactly as your name appears
                                             on the other side of this Security)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with their terms:

CHECK ONE BOX BELOW:

    (1)  [ ]  to the Company; or

    (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

    (3)  [ ]  inside the United States to a "qualified institutional buyer"
              (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of another "qualified institutional buyer" to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

    (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933 in compliance with Rule 904 under the Securities Act of 1933; or

    (5) [ ] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



                                               ---------------------------------
                                               Signature

Signature Guarantee:
                    ------------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED:

    The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:                                 Signed:
      -----------------------------           ----------------------------------
                                              NOTICE: To be executed by an
                                                      executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

  The following increases or decreases in this Global Security have been made:



                Amount of decrease       Amount of increase       Principal amount of          Signature of
                 in Principal            in Principal             this Global Security         authorized officer
Date of         Amount of this           Amount of this           following such decrease      of Trustee or
Exchange        Global Security          Global Security          or increase                  Securities Custodian
--------        ---------------------    --------------------     ------------------------     --------------------

                                                                       EXHIBIT B

                  Forms of Certificate of Beneficial Ownership

                   [Complete Form I or Form II as Applicable]

                                    [Form I]

Euroclear Bank SA./N.V.,
     as Operator of the Euroclear System
Clearstream Banking, S.A.


Re:      Calpine Canada Energy Finance II ULC (the "Company")
         [   ]% Initial Securities] (the "Securities") issued under the
         Indenture (the "Indenture") dated as of _____ __, 2001, between the Company and Wilmington Trust Company


Dear Sirs:

         We are the beneficial owners of ________ principal amount of Securities issued under the Indenture and represented by Regulation S Temporary Global Securities (as defined in the Indenture).

         We hereby certify as follows:

         [CHECK A OR B AS APPLICABLE.]

                A. We are a non-U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended).

                B. We are a U.S. person (within the meaning of Regulation S under the Securities Act of 1933, as amended) who purchased the Securities in a transaction that did not require registration under the Securities Act of 1933, as amended.

         Accordingly, you are hereby requested to exchange our beneficial interest in the Regulation S Temporary Global Securities for an equivalent beneficial interest in Regulation S Permanent Global Securities.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.




                                       Very truly yours,


                                       -----------------------------------------
                                       [NAME OF BENEFICIAL OWNER]



                                       By:
                                          -------------------------------------

                                       Name:
                                       Title:
                                       Address:


Date:________________

                                    [Form II]


Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

Re:      Calpine Canada Energy Finance II ULC (the "Company")
         [ ]% [Initial Securities] (the "Securities") issued under the Indenture (the "Indenture") dated as of _______ __, 2001, between the Company and Wilmington Trust Company


         This is to certify that based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations ("Member Organizations") appearing in our records as persons being entitled to a portion of the principal amount of Securities represented by Regulation S Temporary Global Notes issued under the above-referenced Indenture, that as of the date hereof, _________ principal amount of Securities represented by the Regulation S Temporary Global Securities being submitted herewith for exchange is beneficially owned by persons who are either (i) non-U.S. persons (within the meaning of Regulation S under the Securities Act of 1933, as amended) or (ii) U.S. persons who purchased the Securities in a transaction that did not require registration under the Securities Act of 1933, as amended.

        We further certify that (i) we are not submitting herewith for exchange any portion of such Regulation S Temporary Global Securities excepted in such Member Organization certifications and (ii) as of the date hereof we have not received any notification from any Member Organization to the effect that the statements made by such Member Organization with respect to any portion of such Regulation S Temporary Global Securities submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof. Accordingly, you are hereby requested to exchange such beneficial interest in the Regulation S Temporary Global Securities for an equivalent beneficial interest in Regulation S Permanent Global Securities.

         Capitalized terms used and not defined herein have the meanings given such terms in the Indenture.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                       Yours faithfully,

[EUROCLEAR BANK S.A./N.V., as operator of the Euroclear System]

OR

[CLEARSTREAM BANKING, S.A.]


By:
   ----------------------------
   Name:
   Title:


Date:
     --------------------------

                                                                       EXHIBIT C

                      Forms of Certificate to be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                                    [Form I]


                                                       ________,_____

Euroclear Bank S.A./N.V.,
     as operator of the Euroclear System
Clearstream Banking, S.A.


Re:      Calpine Canada Energy Finance II ULC (the "Company")
         [ ]% [Initial Securities] (the "Securities") issued under the Indenture (the "Indenture") dated as of ______ __, 2001, between the Company and Wilmington Trust Company


Dear Sirs:

In connection with our proposed sale of ________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

         (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the Securities Act of 1933.




                                            Very truly yours,

                                            [Name of Transferor]


                                            By:
                                               ---------------------------------
                                                      Authorized Signatory

                                    [Form II]


Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration


Re:      Calpine Canada Energy Finance II ULC (the "Company")
         [ ]% [Initial Securities] (the "Securities") issued under the Indenture (the "Indenture") dated as of ______ __, 2001, between the Company and Wilmington Trust Company


Dear Sirs:

In connection with our proposed sale of ________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

         (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the Securities Act of 1933.


                                            Very truly yours,

                                            [Name of Transferor]


                                            By:
                                                --------------------------------
                                                      Authorized Signatory

                                                                       EXHIBIT D



                           Form of Guarantee Agreement




                                      D-1